UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

KIDOZ INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 11, 2022

Dear Stockholder:

2021 was another record breaking year for Kidoz Inc. Kidoz extended its market leading position as the premier safe advertising solution on mobile devices reaching more devices and delivering more impressions that any other safe ad provider. Kidoz continues to expand its product and service offering which now includes brand awareness solutions, performance install services, and programmatic connections for both advertisers and publishers. Kidoz has built a powerful software platform and a global sales and service operation that has become the critical path to compliant kid safe media on mobile devices.

As the Kidoz brand continues to grow in the global AdTech economy and as our latest software products are released, management believes our trajectory of growth will continue. Kidoz’s investments in technology help to build upon our leadership position for safe and private contextual mobile ad monetization. Our technology teams are building programmatic connections to leading app developers and integrating with the leading ad tech platforms so that we ensure our centrality in the wider advertising eco-system. During 2021, the Kidoz team made strides to achieve this vision and have positioned its technology to expand to new market segments, increase the number of available impressions we can fill, and scale our revenues quickly as we on-board new advertisers and new app publishers in the global marketplace.

Our vision is to create a free and safe mobile experience by enabling content producers to monetize with safe, relevant, and fun advertising. Without a safe advertising eco-system, mobile content cannot be free. The Kidoz Connect safe advertising network is increasingly popular with app developers and brand advertisers because of following several powerful trends that are occurring in the marketplace.

1)	Government regulations to protect children online have been implemented in many countries including America (COPPA), Europe (GDPR), and Brazil (LGPD) and many other countries including China and India are expected to adopt their own child-safe privacy regulations. Pending policy changes in California look to strengthen privacy regulations by increasing the age of digital minority from 13 to 18 vastly increasing Kidoz’ target audience.
2)	Country regulators are beginning to initiate significant fines to companies that violate data privacy regulations. YouTube, InstaGram and many other fines have been handed to companies in violation of handling child data.
3)	Traditional television is in rapid decline and children are shifting their entertainment time to apps on mobile devices.
4)	Google and Apple, the App store owners, have enacted their own kid-safe policies that app developers, kids brands, and advertising networks must follow. The adoption of age screening gates inside mobile games presents significant opportunities for Kidoz to advance the adoption of its technology
5)	In-game advertising has become the preferred option for enabling free content for game players and there is a constantly increasing amount of games and gameplay.
6)	Advertising budgets are following kids to mobile and shifting away from television and other non-interactive media channels.

The decline of traditional linear television creates a difficult challenge for advertisers and they are turning to mobile networks to fill this advertising void. In the report “Deconstructing Mobile & Tablet Gaming” published by The NDP Group Inc. it was found that, of the 303.7 million total mobile users in the US and Canada in 2020, 238.7 million were active mobile gamers. This represents 79% of the North American population who use mobile devices to play mobile apps.

2021 saw Kidoz succeed amongst a global shift in consumer and commercial behaviours. Our strategies, teams, and products have proven to be successful in the wider advertising ecosystem and Kidoz technology now reaches hundreds of millions of kids and families every month. Mobile continues to grow and Kidoz’s proprietary products are only beginning to show their potential in the high-growth global market of in-app advertising.

For 2022, Kidoz is well positioned to increase market share and continue on the path of rapid revenue growth. The Kidoz strategy is to create high performing mobile digital advertising free of data tracking is succeeding. As the new age of digital advertising advances that is free of IDFA and other persistent trackers, Kidoz stands to benefit. Advertising budgets are applied to the most performant and highest quality media providers and the Kidoz offering is increasingly purchased by brands and agencies in more than 50 countries globally. As the Kidoz technology develops to reach more devices and supports new initiatives, Kidoz’s revenues and profits will continue to grow.

We are pleased to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) of Kidoz Inc., which will be held on Wednesday November 30, 2022, starting at 11:00 a.m., Eastern Caribbean Time Zone, at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies and virtually via live webcast online at Zoom.

Important information concerning the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The business to be conducted at the Annual Meeting includes to fix the number of directors of the Company to be elected at the Meeting at 6 members; the election of directors; ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors for the Company for its 2022 fiscal year; ratification and confirmation of the 2015 Stock Option Plan of the Company; and to consider, if thought fit, authorize, by an ordinary resolution, the board of directors to effect continuation of the Company out of Anguilla and into British Columbia, if they determine that doing so would be advisable and in the best interests of the Company and its shareholders; and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on October 11, 2022, as the record date for determining those stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important. Registered stockholders can vote their shares by mailing back the accompanying proxy card or voting electronically. Voting by proxy will ensure your representation at the Annual Meeting if you do not attend in person. Mailing your completed proxy card or voting online will not prevent you from voting in person at the Annual Meeting, if you wish to do so.

A copy of our Annual Report on Form 10-K and Audited Financial Statements for the year ended December 31, 2021, is available on the Company’s website at https://investor.kidoz.net and will be mailed to shareholders who have elected to receive our Annual Report.

Sincerely yours,

/s/ “J. M. Williams”
J. M. Williams
Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the Annual Meeting (the “Meeting”) of the stockholders of Kidoz Inc. (the “Company”) will be held at 11:00 a.m. (Eastern Caribbean Time Zone) on Wednesday, November 30, 2022, in the Boardroom of the Kidoz Inc. Anguilla office, located at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies, and virtually via live webcast online at Zoom for the following purposes:

a)	To receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 (with comparative statements relating to the preceding fiscal period) together with the report of the auditors therein;

b)	There are the following five matters being presented for consideration by the shareholders at the Annual Meeting:

1.	To fix the number of directors of the Company to be elected at the Meeting at 6 members;

2.	To elect six members to the Board of Directors of the Company to serve for the ensuing year;

3.	To appoint auditors for the Company for the ensuing financial year and to authorize the directors to fix the remuneration to be paid to the auditors;

4.	To consider, and if thought fit, ratify and approve, by an ordinary resolution, the Company’s 10% rolling stock option plan, as more particularly set out in Schedule B to Proxy Statement accompanying this notice;

5.	To consider, and if thought fit, authorize, by an ordinary resolution, the board of directors to effect continuation of the Company out of Anguilla and into British Columbia, if they determine that doing so would be advisable and in the best interests of the Company and its shareholders; and

6.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and a form of Proxy.

The enclosed Proxy is solicited by management of the Company and shareholders may amend it, if desired, by inserting in the space provided, an individual designated to act as proxy holder at the Meeting. The holders of Common Stock of the Company of record at the close of business on October 11, 2022, will be entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if the stockholder has returned a proxy card.

Internet availability of proxy materials.

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, will be available on the Company’s website at https://investor.kidoz.net beginning on the first day these materials are mailed to shareholders, which is anticipated to be October 21, 2022.

Notice Regarding the Availability of Proxy Materials

We have adopted the “notice and access” rule of the U.S. Securities and Exchange Commission (the “SEC”). As a result, we furnish proxy materials primarily via the Internet instead of mailing a printed copy of the proxy materials. Stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail which provides the website and other information on how to access and review the Proxy Statement and proxy materials over the Internet at the Company’s website at https://investor.kidoz.net. The Notice will be mailed on or about October 12, 2021. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

As of the date of the mailing of the Notice, stockholders will be able to access all of the proxy materials over the Internet at the Company’s website at https://investor.kidoz.net, as instructed in the Notice. The proxy materials will be available free of charge. The materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices that identify visitors. The Notice will provide instructions on how to vote over the Internet or by phone.

If you receive a Notice and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically, unless you elect otherwise.

Registered shareholders and duly appointed proxyholders are entitled to attend the Meeting in person or virtually via live webcast online at https://us02web.zoom.us/j/81780232581?pwd=dVJEbVM4Rmlsc0RTb01YOUoyWVlJZz09 and are entitled to vote thereat, personally or by proxy. Registered shareholders can, alternatively, attend and participate at the meeting via teleconference by dialing in:

Canada:	833 228 0700 (Toll Free)
Israel	972 2 372 1597
Switzerland	800 001 479 (Toll Free)
US:	833 568 8864 (Toll Free)

or to a local phone number, which can be obtained on the following website:

https://fda.zoomgov.com/zoomconference?m=MTYxMjA4MzU2Mw.mm0oDlPqSRNc0L9DpjodS3JqbBV6ddZH

Meeting ID:	817 8023 2581
Password:	190536

Registered shareholders participating via teleconference will not be able to vote at the Meeting or revoke their proxy at the Meeting, as the steps the Company’s scrutineer must take to verify the identity of the remotely participating registered shareholders for voting and/or proxy revocation purposes require the availability of certain video features.

Shareholders who are unable to attend the Meeting are requested to date and sign the enclosed form of instruction of proxy and to return it to Computershare Trust Company of Canada, Proxy Dept., 100 University Avenue, 8th floor, Toronto, Ontario, M5J 2Y1, by November 28, 2022. If a shareholder does not deliver a proxy in accordance with these instructions, then the shareholder will not be entitled to vote at the Meeting by proxy. Only those shareholders of record at the close of business on October 11, 2022, are entitled to attend and vote at the Meeting.

DATED at Anguilla, British West Indies, this 11th day of October 2022.

BY ORDER OF THE BOARD

/s/ “J. M. Williams”
J. M. Williams
Chief Executive Officer

KIDOZ INC.

Ground Floor, Hansa Bank Building, Landsome Road,

AI 2640, The Valley

Anguilla, B.W.I.

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of KIDOZ INC. (the “Company”) in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, November 30, 2022, in the Boardroom of the Company’s Anguilla office, located at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies, and virtually via live webcast online at Zoom at 11:00 am. (Eastern Caribbean Time Zone). Form 10-K was made available to shareholders electronically via filing on EDGAR and SEDAR on March 30, 2022.

Questions and answers about our Annual Meeting and voting

Q: What is the purpose of Annual Meeting?

A: We will hold the Annual Meeting to enable stockholders to vote on the following matters:

Proposal 1.	To fix the number of directors of the Company to be elected at the Meeting at 6 members;

Proposal 2.	To elect the six director nominees identified in this Proxy Statement to serve as directors of the Company until the 2023 Annual Meeting of Stockholders;

Proposal 3.	To appoint auditors for the Company for the ensuing financial year and to authorize the directors to fix the remuneration to be paid to the auditors;

Proposal 4.	To consider, and if thought fit, ratify and approve, by an ordinary resolution, the Company’s 10% rolling stock option plan, as more particularly set out in Schedule B attached; and

Proposal 5.	To consider, and if thought fit, authorize, by an ordinary resolution, the board of directors to effect continuation of the Company out of Anguilla and into British Columbia, if they determine that doing so would be advisable and in the best interests of the Company and its shareholders;

Stockholders will be asked to vote for nominees for all director seats on the Board as of the Annual Meeting. The term of office for directors elected at the Annual Meeting will continue until their respective duly qualified successors are duly elected at the 2023 Annual Meeting of Shareholders of the Company or until their earlier removal, resignation or death.

The nominees for election are:

Mr. T. M. Williams, Mr. J. M. Williams, Mr. E. Ben Tora, Mr. C. Kalborg, Ms. F. Curtis, and Mr. M. David.

Q: What is a proxy?

A: A proxy is a document by which you authorize someone else to vote for you at a stockholder meeting in the way that you want to vote. That document is called a “proxy” or, if your shares are held in “street name” (i.e., through a bank, broker or other nominee) and you give instructions to the record holder of your shares, is called a “voting instruction card.” You also may choose to abstain from voting.

This Proxy Statement and the accompanying proxy or voting instruction card are furnished in connection with the solicitation by the Board of proxies for use at the Annual Meeting to be held on Wednesday, November 30, 2022, starting at 11:00 a.m., Anguillian Time, at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies and virtually via live webcast online at Zoom and at any adjournment or postponement thereof. The Notice Regarding the Availability of Proxy Materials, this Proxy Statement and our 2021 Annual Report are first being made available to stockholders on or about October 11, 2022.

Q: How are proxies being solicited and who pays the related expenses?

A: Proxies are being solicited principally by mail, by telephone and through the Internet. In addition to sending you these materials, some of our directors and officers, as well as management employees, may contact you by telephone, mail, email or in person. You may also be solicited by means of news releases issued by the Company, postings on our website, https://investor.kidoz.net and print advertisements. None of our officers or employees will receive any extra compensation for soliciting you.

Q: Who is entitled to vote?

A: Only record holders of shares of our Common Stock at the close of business on the record date for the Annual Meeting are entitled to vote at the Annual Meeting. The Board has fixed the close of business on October 11, 2022, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Our authorized capital stock consists of an unlimited number of common shares without par value (“Common Stock”). As of October 11, 2022, 131,581,499 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to notice of, and one vote on all matters submitted for shareholder approval.

Q: How can I access the proxy materials on the Internet?

A: In accordance with the rules of the SEC, we are using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We instead sent stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials via the Internet and voting via the Internet or by telephone. The Notice will be mailed on or about October 21, 2022. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose.

The Notice provides you with instructions regarding how to:

●	view the proxy materials for the Annual Meeting on the Internet and execute a proxy; and
●	instruct us to send future proxy materials to you in printed form or electronically by e-mail.

Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q: How do I receive a copy of the Annual report?

A: The 2021 Form 10-K is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice, this Proxy Statement and our 2021 Form 10-K are available at our website at https://investor.kidoz.net. Upon written request by any stockholder to the Company, Hansa Bank Building, Ground Floor, Landsome Road, The Valley, AI 2640, The Valley, Anguilla, British West Indies, Attention: H. Bromley, CFO, we will furnish, without charge, a copy of the 2021 Form 10-K. You can also obtain copies of our Form 10-K and any other reports we file with SEDAR at www.sedar.com or on our website at https://investor.kidoz.net.

Q: How do I vote?

A: You can vote either in person at the Annual Meeting or by proxy, whether or not you attend the Annual Meeting. You can vote by proxy in three ways:

●	By mail—If you are a stockholder of record, you can submit a proxy by completing, dating, signing and returning your proxy in the postage paid envelope provided. You should sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), please indicate your name and title or capacity. If you are a beneficial owner, you have the right to direct your brokerage firm, bank or other similar organization on how to vote your shares, and the brokerage firm, bank or other similar organization is required to vote your shares in accordance with your instructions. To provide instructions to your brokerage firm, bank or other similar organization by mail, please complete, date, sign and return your voting instruction card in the postage paid envelope provided by your brokerage firm, bank or other similar organization.
●	By telephone—If you are a stockholder of record, you can submit a proxy by telephone by calling the toll-free number listed on the proxy, entering your control number located on the proxy or voting instruction card and following the prompts. If you are a beneficial owner and if the brokerage firm, bank or other similar organization that holds your shares offers telephone voting, you will receive instructions from the brokerage firm, bank or other similar organization that you must follow in order to submit a proxy by telephone.
●	By Internet—If you are a stockholder of record, you can submit a proxy over the Internet by logging on to the website listed on the proxy, entering your control number located on the proxy or voting instruction card and submitting a proxy by following the on-screen prompts. If you are a beneficial owner, and if the brokerage firm, bank or other similar nominee that holds your shares offers Internet voting, you will receive instructions from the brokerage firm, bank or other similar organization that you must follow in order to submit your proxy over the Internet.

Your vote is important. The Board urges you to submit a proxy for your shares as soon as possible by following the instructions provided on the enclosed proxy or voting instruction card you receive from your brokerage firm, bank or other similar organization. Internet and telephone submission of proxies is available 24 hours a day, and, if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the Annual Meeting in person, your proxy must be received by 11:59 p.m., Eastern Caribbean Time Zone, on Sunday, November 27, 2022. Even if you submit your proxy or voting instructions by one of the methods listed above, you still may vote at the Annual Meeting in person if you are the record holder of your shares. If you are a beneficial owner, you must obtain a “legal proxy” from the record holder in order to vote your shares at the Annual Meeting. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

Q: What happens if I do not provide instructions on how to vote or if other matters are presented for determination at the Annual meeting?

A: If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If your shares are held in your name (i.e., not in “street name” through a broker) and if you sign your proxy card, but do not specify how you want your shares to be voted, the persons named as proxy holders on the proxy card will vote as the Board recommends.

As of the date of this Proxy Statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the proxy holders will vote as the Board recommends or, if no recommendation is given, in accordance with their best judgment.

Q: What does it mean if I get more than one proxy or voting instruction card?

A: If you get more than one proxy or voting instruction card, it means that your shares are registered in more than one way. Sign and return all proxy or voting instruction cards or vote each group of shares by mail, telephone or over the Internet to ensure that all your shares are voted.

Q: Who are the proxyholders named by the Board for the Annual Meeting?

A: Mr. T. M. Williams was selected by the Board to serve as proxyholder for the Annual Meeting of stockholders voting on proxy or voting instruction cards. Each properly executed and returned proxy or voting instruction card will be voted by the proxyholders in accordance with the directions indicated thereon or, if no directions are indicated, in accordance with the recommendations of the Board. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, vote in favor of one or more specific nominee(s), withhold their vote as to all nominees or withhold their vote as to one or more specific nominee(s). Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt of a later vote by telephone, Internet, receipt by the Corporate Secretary or inspectors of election of either an instrument revoking the proxy or a duly executed proxy card bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Q: Will my shares be voted if I do not provide my proxy?

A: If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy.

If your shares are held in the name of a brokerage firm or other nominee, your broker may vote your shares on “routine” matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of the appointment of our independent registered public accounting firm for the year ended December 31, 2021. If a brokerage firm votes your shares on a routine matter in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “FOR” votes or “AGAINST” votes, as the case may be, depending on how the broker votes. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

Q. How many shares must be present to hold the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum entitled to conduct business at the Annual Meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the Annual Meeting. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but not voted on a matter. Directors are elected by plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

Q: What vote is needed to elect directors and approve other proposals?

A: At the Annual Meeting, directors will be elected and other proposals approved by a majority of the votes cast.

If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. For your vote to be counted, you must submit your voting instructions to your broker or custodian. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect in determining whether the required majority vote has been attained.

Q: How will the votes be tabulated?

A: The inspectors of election appointed for the Annual Meeting will tabulate the votes cast, in person or by proxy, at the Annual Meeting and will determine whether a quorum is present.

Q: How do I revoke a proxy?

A: If you hold your shares registered in your name, you may revoke your proxy by submitting a revised one at any time before the vote to which the proxy relates. You may also revoke it by submitting a ballot at the Annual Meeting.

If your shares are held in street name, there are special procedures that you must follow to revoke a proxy submitted via the Internet or by telephone or by marking, signing and returning a vote instruction card.

●	Revoking your vote and submitting a new vote before the deadline of 11:00 a.m., Eastern Caribbean Time Zone, on November 28, 2022. If you submit a proxy via the Internet, by telephone or by marking, signing and returning a vote instruction card, you may revoke your proxy at any time and by any method before the deadline.
●	Revoking your vote and submitting a new vote after the deadline of 11:00 a.m., Eastern Caribbean Time Zone, on November 28, 2022. If you submit a proxy via the Internet, by telephone or by marking, signing and returning a vote instruction card and wish to revoke it and submit a new proxy after the deadline has passed, you must contact your brokerage firm, bank or other similar organization and follow its requirements. We cannot assure you that you will be able to revoke your proxy and vote your shares by any of the methods described above.
●	Revoking your vote and submitting a new vote by ballot at the Annual Meeting. If you submit a proxy via the Internet, by telephone or by marking, signing and returning a vote instruction card and wish to revoke it and vote at the Annual Meeting, you must contact your brokerage firm, bank or other similar organization and follow its requirements. We cannot assure you that you will be able to revoke your proxy or attend and vote at the Annual Meeting.
●	If you receive more than one proxy or voting instruction card on or about the same time, it generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each proxy or voting instruction card or, if you vote via the internet or telephone, vote once for each proxy or voting instruction card you receive.

Q: Where can I find the results of the Annual Meeting?

A: We intend to announce preliminary voting results at the Annual Meeting and announce final results in a Current Report on Form 8-K that we will file with the SEC and SEDAR within four business days of the Annual Meeting.

Q: How can I attend the Annual Meeting?

A: Only stockholders and certain other permitted attendees may attend the Annual Meeting. Please note that space limitations make it necessary to limit attendance in person to stockholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of Kidoz Inc. stock ownership as of the record date, along with photo identification, will be required for admission. Stockholders holding stock in an account at a brokerage firm, bank, broker-dealer or other similar organization (“street name” holders) will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

The Meeting will be held in person and virtually via the Zoom meeting platform. In order to access the Meeting, shareholders will have two options: through the Zoom application, which requires internet connectivity; or via teleconference.

Attending via Zoom Video Conference:

In order to access the Meeting through the Zoom application, shareholders will need to download the application onto their computer or smartphone and then, once the application is loaded, open the following link or enter the Meeting ID below:

https://us02web.zoom.us/j/81780232581?pwd=dVJEbVM4Rmlsc0RTb01YOUoyWVlJZz09

Meeting ID:	817 8023 2581
Password:	190536

Shareholders will have the option through the application to join the video and audio or simply view and listen.

It is the shareholders’ responsibility to ensure connectivity during the meeting and the Company encourages its shareholders to allow sufficient time to log in to the Meeting before it begins.

Attending via Teleconference

In order to dial into the Meeting by telephone, shareholders may phone:

Canada:	833 228 0700 (Toll Free)
Israel	972 2 372 1597
Switzerland	800 001 479 (Toll Free)
US:	833 568 8864 (Toll Free)

or to a local phone number that can be obtained on the following website:

https://fda.zoomgov.com/zoomconference?m=MTYxMjA4MzU2Mw.mm0oDlPqSRNc0L9DpjodS3JqbBV6ddZH

Meeting ID:	817 8023 2581
Password:	190536

Q: How do I submit a proposal or nominate a director candidate for the 2023 annual meeting of stockholders?

A: Stockholder Proposals

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company at its principal executive offices by February 28, 2023, in order to be considered for inclusion in the Company’s proxy statement relating to such meeting.

No Stockholder proposals were received for the 2022 Annual Meeting of Stockholders of the Company.

Record Date and Voting Rights

The record date for determination of shareholders who are entitled to notice of and to vote at the Annual Meeting is October 11, 2022. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 12, 2021.

Interest of Insiders in Material Transactions

Mr. T. M. Williams, is a director and the Chairman of the Company. Mr. T. M. Williams holds 12.55% of the share capital of the Company with 16,515,316 directly owned common shares. It is the intention of the proposed nominees of management of the Company for election as directors of the Company, should they be elected, to re-appoint Mr. T. M. Williams as Chairman of the Company.

Mr. J. M. Williams is a director and CEO of the Company. He holds 0.69% of the share capital of the Company with 908,200 directly owned common shares. It is the intention of the proposed nominees of management of the Company for election as directors of the Company, should they be elected, to confirm the continued appointment Mr. J. M. Williams as CEO of the Company. Mr. J. M. Williams is the son of Mr. T. M. Williams.

Mr. E. Ben Tora is a director and President and General Manager EMEA of the Company. He holds 3.96% of the share capital of the Company with 5,214,965 indirectly owned common shares. It is the intention of the proposed nominees of management of the Company for election as directors of the Company, should they be elected, to confirm the continued appointment of Mr. E. Ben Tora as President and General Manager EMEA of the Company.

Pendinas Ltd. is the largest single shareholder in the Company, holding 21.16% of the share capital of the Company, with 27,839,464 directly owned common shares. Pendinas Ltd. is wholly owned by Mr. G. R. Williams, a resident of the Isle of Man. Mr. G. R. Williams is not related to either Mr. T.M. Williams or Mr. J. M. Williams.

Interest of Certain Persons in Matters to be Acted Upon

No director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

BUSINESS OF THE MEETING

There are five matters being presented for consideration by the shareholders at the Annual Meeting: To fix the number of directors of the Company to be elected at the Meeting at 6 members; the election of directors of the Company; approval of ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors for the Company for the 2022 fiscal year and authorization of the Board of Directors to fix their remuneration; ratification of the Company’s rolling stock option plan, as previously constituted and approved; and to consider, if thought fit, authorize, by an ordinary resolution, the board of directors to effect continuation of the Company out of Anguilla and into British Columbia, if they determine that doing so would be advisable and in the best interests of the Company and its shareholders. Any other matter that may properly come before the meeting and any adjournment or postponement thereof will also be considered.

PROPOSAL NO. 1 – FIXING THE NUMBER OF DIRECTORS

General

The Company’s Articles of Incorporation provide for a minimum of two and a maximum of twelve directors. The size of the board of directors is currently six. Subject to the Articles of Incorporation, the Company’s Bylaws (“Bylaws”) provide that the number of directors shall be increased or decreased from time to time by resolution of the board of directors or the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three executive directors of the Company, each of whom has agreed to stand for re-election. The current board of directors has nominated three additional non-executive directors, each of whom has agreed to stand for re-election.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to fix the number of directors at six.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” FIXING THE NUMBER OF DIRECTORS OF THE COMPANY TO BE ELECTED AT THE MEETING AT 6 MEMBERS.

PROPOSAL NO. 2 – ELECTION OF DIRECTORS

Information with Respect to Nominees

The following table lists the persons nominated by the board of directors for election as directors and also lists certain information with respect to those persons.

Nominee and Address	Age	Director Since	Principal Occupation of Director		Ownership (1)
Executive Directors
Tarrnie Williams Vancouver, B.C., Canada	82	September, 2001	Chairman	(10)	17,015,316	(2)	12.07%
Jason Williams Vancouver, B.C., Canada	46	July, 2007	Chief Executive Officer	(9)	1,408,200	(3)	1.00%
Eldad Ben Tora Netanya, Israel	52	November, 2019	President and GM of EMEA		5,714,965	(4)	4.05%
Non-Executive Directors
Fiona Curtis Little Harbour, Anguilla	56	June, 2009	Non-Executive Director	(8) (9) (10)	450,000	(5)	0.32%
Claes Kalborg Saltsjobaden, Sweden	60	June, 2018	Non-Executive Director	(8) (9) (10)	450,000	(6)	0.32%
Moshe David Binyamina, Israel	57	November, 2019	Non-Executive Director	(8) (10)	1,332,991	(7)	0.95%

(1) The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from October 11, 2022, upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from October 11, 2022, are exercised, for the purpose of computing percentage ownership.

(2) Includes 200,000 options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 50,000 options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 200,000 options with an exercise price of CAD$0.50 (approximately US$0.40) per share and 50,000 options with an exercise price of CAD$1.02 (approximately US$0.81) per share (which options are exercisable presently or within 60 days) and 16,515,316 shares held directly by Mr. T. M. Williams.

(3) Includes 200,000 options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 50,000 options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 200,000 options with an exercise price of CAD$0.50 (approximately US$0.40) per share and 50,000 options with an exercise price of CAD$1.02 (approximately US$0.81), (which options are exercisable presently or within 60 days) and 908,200 shares held directly by Mr. J. M. Williams. Mr. J. M. Williams is the son of Mr. T. M. Williams.

(4) Includes 350,000 options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 100,000 options with an exercise price of CAD$0.50 (approximately US$0.40) per share and 50,000 options with an exercise price of CAD$1.02 (approximately US$0.81) per share, and 5,214,965 shares held indirectly by Mr. E. Ben Tora.

(5) Includes 200,000 options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 200,000 options with an exercise price of CAD$0.50 (approximately US$0.40) per share and 50,000 options with an exercise price of CAD$1.02 (approximately US$0.81) per share (which options are exercisable presently or within 60 days) and 50,000 shares held directly by Ms. F. Curtis.

(6) Includes 25,000 options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 275,000 options with an exercise price of $0.50, 100,000 options with an exercise price of CAD$0.50 (approximately US$0.40) per share and 50,000 options with an exercise price of CAD$1.02 (approximately US$0.81) per share (which options are exercisable presently or within 60 days) and nil shares held directly by Mr. C. Kalborg.

(7) Includes 300,000 options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 100,000 options with an exercise price of CAD$0.50 (approximately US$0.40) per share and 50,000 options with an exercise price of CAD$1.02 (approximately US$0.81) per share (which options are exercisable presently or within 60 days) and 543,379 shares held indirectly by Mr. M. David and 339,612 shares held indirectly by a Company owned by Mr. M. David.

(8) Member of Audit Committee.

(9) Member of Corporate Governance and Nominating Committee.

(10) Member of Compensation Committee.

Background of Nominees and Proposed Position in the Company (1)

Tryon (Tarrnie) M. Williams – Chairman, Member of the Board of Directors

Mr. T. M. Williams served as President, Chief Executive Officer and Chairman from August 2001 until June 2011 and from June 2011 till May 2022, Mr T. M. Williams served as Executive Chairman. From May 2022, Mr. T. M. Williams has served as the Chairman of the Company. Since 1984, Mr. Williams has served as a principal of T.M. Williams (ROW), Inc., a private consulting firm, and from 1993 until 2008, was Adjunct Professor, Sauder School of Business at the University of British Columbia. From 1988 to 1991, he was President and Chief Executive Officer of Distinctive Software, Inc. in Vancouver, BC, and, upon the acquisition of that company by Electronic Arts Inc., North America’s largest developer of entertainment software, he became President and Chief Executive Officer of Electronic Arts (Canada) Inc., where he continued until 1993. From 1995 to 2012, Mr. T. M. Williams was a director of YM Biosciences, Inc., a biotechnology company, until its acquisition by Gilead Sciences, Inc. In addition, he is a director of several other private corporations.

Jason Williams – Chief Executive Officer, Member of the Board of Directors

Mr. J.M. Williams has been a director since July, 2007 and from June, 2011 to March, 2019, Mr. J. M. Williams served as the sole Chief Executive Officer of the Company. Since the acquisition of Kidoz Ltd. in 2019 until May 2022, he served as Co- Chief Executive Officer. From May 2022, has served the sole Chief Executive Officer of the Company. Prior to his employment with Kidoz Inc., he was a Business Analyst with Blue Zone Inc. (a technology company) and RBC Dominion Securities. Mr. J. M. Williams has a Bachelor of Commerce degree from the University of Victoria and a Masters of Business Administration degree, specializing in strategic marketing, from the University of Warwick. In addition, Mr. J. M. Williams is a Non-Executive Director of Adventurebox Technology AB (pubL). Mr. J. M. Williams is the son of Mr. T. M. Williams, the Company’s Chairman.

Eldad Ben Tora - President, Member of the Board of Directors

Mr. E. Ben Tora served as Co-Chief Executive Officer from the acquisition by the Company of Kidoz Ltd in March 2019 until May 2022. Since May 2022, Mr. E. Ben Tora has served as the President & General Manager EMEA. Mr. E. Ben Tora was a co-founder of Kidoz Ltd. and has served as its Chief Executive Officer and Chief Revenue Officer since June 2013. Previously he served as General Manager and Chief Product officer at Bluesnap (formerly Plimus), which was acquired by Great Hill Partners in 2011. Mr. E. Ben Tora holds a bachelor’s degree in management and communication from the College of management in Tel Aviv. Mr. E. Ben Tora is a serial entrepreneur and senior executive in venture-backed and public Internet companies, both early and growth stage, bringing extensive experience in operating and scaling tech companies.

Fiona Curtis – Non-Executive Director

Ms. F. Curtis has served as a director of the Company since June 10, 2009. She has served as Compliance Officer and General Corporate Secretary for Counsel Limited, an Anguillian financial services corporation, since 2006. Ms. F. Curtis is the Managing Director of Counsel Limited. Ms. F. Curtis has been working in the financial services industry since 1990. She started at the brokerage firm, Burns Fry, in Toronto (now Nesbitt Burns, Bank of Montreal). She completed her Canadian Securities Course and became a licensed Securities Broker in 1992. She was educated in England, and attended the University of Toronto, Canada for her undergraduate degree. Ms. F. Curtis’s MBA in Finance & International Affairs was granted by the Rotman School of Business, University of Toronto. Ms. F. Curtis obtained her Associates Degree in Captive Insurance in 2018. She has also served as Chairman of the Board of Anguilla Finance (2016 - 2020), the marketing body for Anguilla Financial Services. Ms. F. Curtis is a Founding Member and Director of the Anguilla Compliance Association, now serving as Chairman.

Claes Kalborg – Non-Executive Director

Mr. C. Kalborg is a 20-year licensing veteran with experience from leading game companies such as Rovio (the makers of Angry Birds) and King.com (the makers of Candy Crush). Taking on the aptly named role of licensing guru, Mr. C. Kalborg has gathered close to 50 licensees and established a network of regional agents for Candy Crush around the world. Those agents include Striker Entertainment in the U.S. and Canada; Tycoon Enterprises in Latin America (except Argentina and Brazil); Tycoon 360 in Brazil; IMC in Argentina; Mediogen in Israel; Sinerji in Turkey; Pacific Licensing Studio in Southeast Asia; Wild Pumpkin Licensing in Australia and New Zealand; PPW in greater China; and Voozclub in Korea. Mr. C. Kalborg brings a wealth of experience and a deep network in licensing and technology to Kidoz Inc. In addition, Mr. C. Kalborg is a Non-Executive Director of Fragbite, LL Games and Adventurebox Technology AB (pubL) and he is a partner in Swiss based Non Violence S.A owning the IP rights for the globally renowned symbol “The Knotted Gun” and a board member and partner in CF Entertainment holding global rights for the Crazy Frog.

Moshe David – Non-Executive Director

Mr. M. David is an Investor, Executive, Board Director and Chairman. Currently serves as Chairman in WiseSight Technologies and Board member and Advisor at Omnisys, Mappo, Sweetch, Swapp, Bria.ai and Kidoz Ltd. Until early 2022 served as Chief Executive Officer at TIBA, a global leader in Parking revenue systems where he has quadrupled its revenue and became the market leader in North America. Prior to TIBA, Mr. David founded several companies and served as an Executive and Board member in several more, including NlightU, OzVision and TvPoint. Mr. David also served as deputy CEO managing Ness Technologies and as President of North America in Amdocs Inc., in both roles managing businesses of hundreds of millions of USD$ and thousands of employees around the globe. Mr. David started his career in the Israeli Airforce. He has a BA in Economics and Computer Science from Bar Ilan University in Israel, and an MBA Cum Laude from Boston University.

(1)	It is the intention of the proposed nominees of management of the Company for election as directors of the Company, should they be elected, to re-appoint Mr. T. M. Williams as Chairman of the Company. It is the intention of the proposed nominees of management of the Company for election as directors of the Company, should they be elected, to confirm the continued appointment Mr. Jason M. Williams as CEO of the Company.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 3 – APPROVAL OF AUDITOR

Relationship with Independent Auditor

The Company has retained the firm of Davidson & Company LLP, Chartered Accountants, as independent auditor of the Company for the fiscal year ending December 31, 2022. Davidson & Company LLP, Chartered Accountants have been engaged as the Company’s independent auditors since February 4, 2010. There were no disputes or disagreements between Davidson & Company LLP, Chartered Accountants and the Company during the previous three fiscal years on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Davidson & Company LLP, Chartered Accountants would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

During the Company’s most recent fiscal year ending December 31, 2021, there were no reportable events with Davidson & Company LLP, Chartered Accountants, required to be disclosed by Item 304(a) (1) (v) of Regulation S-K of the SEC.

The Company does not expect a representative of Davidson & Company LLP, Chartered Accountants, to be present at the Annual Meeting and, that being the case, they will not be available at the meeting to respond to questions.

Ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as the Company’s independent auditors for 2021 requires that the votes cast in favor of this matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for this matter.

Disclosure of Auditor Fees

Audit Fees: Fees paid or to be paid to Davidson & Company LLP, Chartered Accountants, in connection with the audit of the Company’s annual financial statements for the year ended December 31, 2021, and the review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q during the year ended December 31, 2021, totaled approximately $114,694 (2020 - $77,941).

Financial Information Systems Design and Implementation Fees:

The Company did not engage Davidson & Company LLP, Chartered Accountants to provide services to the Company regarding financial information systems design and implementation during the year ended December 31, 2021.

All Other Fees:

Fees paid to Davidson & Company LLP, Chartered Accountants by the Company during the year ended December 31, 2021, for tax advisory and other consultation services were $nil (2020 - $nil).

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the appointment of the Independent Auditors and to authorize the directors to fix the remuneration payable to the auditor.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY, CHARTERED ACCOUNTANTS AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2022.

PROPOSAL NO. 4 – RATIFICATION OF EXISTING ROLLING 2015 STOCK OPTION PLAN, AS

AMENDED BY INCLUSION OF ISRAELI TAXPAYERS APPENDIX

Stock Option Plan

The Company’s stock-based compensation program provides stock options that create a direct link between executive rewards and enhanced shareholder value, since the full benefit of this compensation element cannot be realized unless stock appreciation occurs over a number of years.

The Company currently has in place a 10% “rolling” stock option plan, which was implemented by the Company on completion of its listing on Tier 2 of the TSX Venture Exchange (“TSX-V”) effective July 2, 2015, and in the year ended December 31, 2020 an Israeli Taxpayers Appendix that has been approved by the TSX-V (the original plan, together with the Israeli Taxpayers Appendix approved for inclusion therein, herein referred to as the “2015 Plan”) was included. Pursuant to the policies of the TSX-V, shareholders are required to approve such “rolling” stock option plans on a yearly basis. The 2015 Plan complies with the requirements of the TSX-V’s Policy 4.4. Under the 2015 Plan, the Company may grant stock options pursuant to which common shares may be purchased by directors, officers, employees and consultants of the Company up to a maximum of 10% of the issued and outstanding capital of the Company.

The Plan was established to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company. The Plan is administered by the Board of Directors of the Company and subject to regulatory requirements, it may be amended by the Board of Directors of the Company without further shareholder approval. A copy of the 2015 Plan is attached as Schedule “B”.

The following table sets forth details of all exercises of options granted under the 2015 Plan during the financial year of the Company ended December 31, 2021, by each of the Named Executive Officers and the value as at December 31, 2021, of unexercised options granted under the 2015 Plan on an aggregate basis:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Options at Year End Exercisable / Unexercisable (1)	Value of Options at Year End Exercisable / Unexercisable
T. M. Williams	Nil	Nil	220,280/129,720	$9,032 / $7,899
J. M. Williams	Nil	Nil	220,280/129,720	$9,032 / $7,899
E. Ben Tora	Nil	Nil	63,690/386,040	$5,973 /$36,157
H. W. Bromley	Nil	Nil	220,280/129,720	$9,032 / $7,899
T. H. Williams	Nil	Nil	34,840/215,160	$2,762/$17,319

(1)	On December 31, 2021, the closing price of Common Stock on the TSX Venture Exchange under the symbol of “KIDZ-V” was CAD$0.59. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be in-the-money and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option. Effective, April 9, 2019, the Company changed its name to Kidoz Inc. and started trading on the TSX Venture Exchange under the symbol of “KIDZ-V”.

Repricing of Options

During the fiscal year ended December 31, 2021, there was no repricing of options granted to any of the optionees under the Company’s Stock Option Plans.

Securities Authorized for Issuance under Equity Compensation Plans

During the year ended December 31, 2021, there were 1,075,000 options granted at CAD$0.50 (approximately US$0.39) and 1,300,000 options granted at CAD$1.02 (approximately US$0.81) and 300,000 options granted at CAD$0.66 (approximately US$0.53). Subsequent to the year ended December 31, 2021, there were 2,550,000 options granted at CAD$0.50 (approximately US$0.39). As of the date hereof, there are a total of 1,219,150 options with an exercise price of CAD$0.54 (approximately US$0.53) per share, 1,275,000 options with an exercise price of $0.50 per share, 2,030,400 options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 3,379,600 options with an exercise price of CAD$0.50 (approximately US$0.40) per share, 1,106,000 options with an exercise price of CAD$1.02 (approximately US$0.81) per share and 200,000 options with an exercise price of CAD$0.66 (approximately US$0.52) per share outstanding to directors, officers, employees and consultants.

Ratification and confirmation of 2015 Stock Option Plan

At the Meeting, shareholders will be asked to consider and, if thought fit, to pass, with or without modification, the following ordinary resolution:

“RESOLVED, as an ordinary resolution, that:

1.	the Company’s stock option plan, as currently constituted, in the form approved by the TSX Venture Exchange (as so constituted, the “2015 Plan”), be and is hereby ratified, confirmed and approved, and reservation for issuance under the 2015 Plan at any time of a maximum of 10% of the issued and outstanding common shares of the Company be and it is hereby approved;

2.	the Company be and is hereby authorized to grant stock options pursuant to and subject to the terms and conditions of the 2015 Plan to qualified directors, officers, employees and consultants or management companies controlled by employees of the Company or of any affiliate of the Company; and

3.	any one director or officer of the Company, for and on behalf of the Company, be and is hereby authorized to execute and deliver all documents and instruments and take all such other actions as may be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents and instruments and the taking of any such actions.”

An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION, CONFIRMATION AND APPROVAL OF THE 2015 STOCK OPTION PLAN, AS NOW CONSTITUTED.

PROPOSAL NO. 5 – AUTHORIZING THE BOARD OF DIRECTORS TO EFFECT CONTINUATION OF THE COMPANY OUT OF ANGUILLA AND INTO BRITISH COLUMBIA, IF THEY DETERMINE THAT DOING SO WOULD BE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS.

Shareholders will be asked to consider, if thought fit, pass a resolution authorizing the directors of the Company, should they, at any time prior to the next annual meeting of the shareholders of the Company, determine, in any circumstances which may warrant consideration thereof, that it would be advisable and in the best interests of the Company and its shareholders to do so, to cause the Company to apply for continuation into British Columbia (Canada) as a company under the British Columbia Business Corporations Act (and for certification of its discontinuance as a corporation subsisting under the Anguilla Business Companies Act, 2022), and, in connection therewith, to take or cause to be taken all such actions as may be necessary to effect such continuation (and certification of discontinuance), including rescission of the existing memorandum of incorporation, articles and by-laws of the Company and replacement thereof with a notice of articles and articles in such forms as the directors of the Company may determine would, in the applicable circumstances, best meet the needs and interests of the Company and its shareholders and satisfy the requirements of the British Columbia Business Corporations Act.

Authority to Continue the Company out of Anguilla and into British Columbia.

The Company was, from 2005 to date, a Company advantageously subsisting under the Anguilla International Business Corporations Act. The Anguillan Government, in response to recommendations by the Organisation for Economic Co-operation and Development (OECD), recently enacted the new Anguilla Business Companies Act, 2022, which, by the Company’s adherence to provisions thereof, now governs the corporate affairs of the Company and the Company now subsists under that statute.

Management believes that it will hereafter be less advantageous to the Company and its shareholders, with respect to the execution of its present and future business plans and generally, for the Company to subsist as an Anguilla corporation and that its situation would be improved, in those regards and generally, if it were to be continued into British Columbia, Canada, as a company subsisting under the British Columbia Business Corporations Act (“Continuance”) and discontinued as a corporation subsisting under the Anguilla Business Companies Act, 2022.

Management believes that the Company’s tax liabilities after Continuance would not exceed those to which it would be exposed if it were to continue to subsist as an Anguilla corporation.

Management believes that Continuance would likely reduce the cost of maintaining the Company’s corporate headquarters and reduce its audit fees and would enhance the prospects for merger and acquisition opportunities and simplify any ensuing discussions. Continuance would not affect the status of the Company as a listed company on the TSX Venture Exchange or as a reporting issuer under the securities legislation of British Columbia or any other province or territory of Canada or the United States of America, and the Company will remain subject to the requirements of all such legislation.

Continuance, if effected, would involve the adoption by the Company of new charter documents that satisfy the requirements of the British Columbia Business Corporations Act. It is management’s expectation and intent that such new charter documents as may be adopted would be in standard forms that are typically used by public corporations subsisting under the British Columbia Business Corporations Act to govern their capital structure and corporate affairs and would not affect any changes to the existing capital structure of the Company or result in any substantive changes to the constitution, powers or management of the Company. Shareholders having any concerns concerning the differences between the provisions of the British Columbia Business Corporations Act and the provisions of the Anguilla Business Companies Act, 2022 which could affect their shareholdings should, in considering the authorizing resolution, consult their own legal advisors.

Initial investigations indicate that Continuance should not result in any change to the tax status of holders of the common shares of the Company, however, in considering the authorizing resolution, shareholders should consult their own tax advisers as to the potential tax consequences of Continuance to them under federal, provincial, territorial and all such other tax legislation as may be applicable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION AUTHORIZING THE BOARD OF DIRECTORS TO EFFECT CONTINUATION OF THE COMPANY OUT OF ANGUILLA AND INTO BRITISH COLUMBIA, IF THEY DETERMINE THAT DOING SO WOULD BE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS.

Stock Performance Graph

The following graph compares the cumulative shareholder return of the common shares of the Company for the year ended December 31, 2021, with the cumulative total return of the S&P & Nasdaq Composite Total Return Index.

EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN

STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The Executive Officers consist of Mr. Tarrnie Williams, Mr. Jason Williams, Mr. Eldad Ben Tora, Mr. Henry Bromley and Mr. Tryon H. Williams (“Executive Officers”). The Chief Executive Officer is appointed annually by the board of directors and serve at the pleasure of the Board. Mr. Jason Williams and Mr. Tryon H. Williams are the sons of Mr. Tarrnie Williams, the Company’s Chairman. There are no other family relationship between any of the Executive Officers and Directors. Memberships on the boards of other public companies are set out above under “Election of Directors - Background of Nominees” in the biographies of each of the nominee Directors, and memberships on the boards of other public companies for each of the Executive Officers who are not Directors are set out below.

Background of Board Members and Executive Officers

The biography of Mr. Tarrnie Williams, Mr. Jason Williams and Mr. Eldad Ben Tora can be found under “Election of Directors - Background of Nominees”.

Henry Bromley – Chief Financial Officer

Mr. Bromley has served as the Chief Financial Officer of the Company since July 2002. From 2011 to 2016, Mr. Bromley was Chief Financial Officer for Roadhouse Holdings Ltd., an online games company. From 2004 to 2015 he was the Chief Financial Officer for CellStop Systems, Inc., a security manufacturing company. From 2000 to 2001, Mr. Bromley was a director and the Group Financial Officer for Agroceres & Co. Ltd. From 1995 - 1999, he was an employee of Ernst & Young working in South Africa and in the United States of America. Mr. Bromley has in addition worked for CitiBank, Unilever PLC and Gerrard. Mr. Bromley is a Chartered Accountant.

T. H. Williams – VP Product

Mr. T. H. Williams is VP Product for Kidoz Inc., where he leads technology and product development. A highly experienced, creative leader who has dedicated his career to building products on the forefront of technology. Mr. T. H. Williams has led development on a wide variety of platform launches, new devices, and innovative business models, and has helped build and operate multiple successful studios and teams, including Electronic Arts Canada and Los Angeles, Relic Entertainment, Roadhouse Interactive Ltd., and Blueprint Reality Inc. He is passionate about his teams, loves solving hard problems, and has produced over $2 billion in retail product sales across his tenure.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company’s Chief Executive Officer and the Company’s most highly compensated executive officers who served as such at the end of the last fiscal year (the “Named Executive Officers”).

		Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Fees	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options granted	All Other Compensation
		$	$	$	$	(#)	$
T.M. Williams -	2021	132,000	19,800	-	-	100,000	-
Chairman (1)	2020	112,200	-	-	-	50,000	-
	2019	132,000	10,000	-	-	-	-
J. M. Williams	2021	172,567	25,611	-	-	100,000	-
CEO (2)	2020	141,067	-	-	-	50,000	-
	2019	166,729	10,000	-	-	-	-
E. Ben Tora	2021	194,680	22,278	-	-	100,000	-
President (3)	2020	175,040	-	-	-	350,000	-
	2019	114,359	125,000	-	-	-
H. W. Bromley	2021	144,464	25,742	-	-	100,000	-
CFO (4)	2020	131,231	-	-	-	50,000	-
	2019	138,434	10,000	-	-	-	-
T. H. Williams	2021	157,321	10,779	-	-	100,000	-
VP Product (5)	2020	110,524	-	-	-	150,000	-
	2019	103,465	-	-	-	-	-

(1)	All of the compensation paid to the Named Executive Officer is paid to T.M. Williams (ROW) Ltd. for the services of Mr. T. M. Williams.

(2)	All of the compensation paid to the Named Executive Officer is paid to LVA Media Inc. for the services of Mr. J. M. Williams as CEO of the Company and Jayska Consulting Ltd for the marketing services of Mr. J. M. Williams.
(3)	All of the compensation paid to the Named Executive Officer is paid to Mr. E. Ben Tora as an employee of Kidoz Ltd.
(4)	All of the compensation paid to the Named Executive Officer is paid to Bromley Accounting Services Ltd. for the services of Mr. H. W. Bromley.
(5)	All of the compensation paid to the Named Executive Officer is paid to Farcast Operations Inc. for the services of Mr. T. H. Williams.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,210,150	$0.46	3,948,000
Equity compensation plans not approved by security holders	0	0	0
Total	9,210,150	$0.46	3,948,000

Long Term Incentive Plan Awards

The Company does not have any Long-Term Incentive Plans. Executive Directors receive no compensation for their service as Directors, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. Non-Executive Directors receive $500 per meeting, plus reimbursement for reasonable expenses incurred.

The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans that cover Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Employment Contracts

The Company has management consulting agreements with the following:

T. M. Williams There is the following agreement with T. M. Williams

1) T.M. Williams (ROW) Ltd., an Anguillian incorporated company, and Mr. T. M. Williams dated August 20, 2001, in connection with the provision of services by Mr. T. M. Williams as Executive Chairman and CEO of the Company. The agreement was amended during the year ended December 31, 2014, to provide for a consultancy payment equal to 2.5% of the monthly social bingo business with a minimum of $11,000 and a maximum of $25,000 per month for the provision of services as Executive Chairman. This agreement ended January 31, 2022.

2) Effective February 1, 2022, the Company entered into an agreement with T.M. Williams (ROW) Ltd., an Anguillian incorporated company, in connection with the provision of services by Mr. T. M. Williams as Chairman of the Company for an annual fee of $58,983 (CAD$81,000) and US$99,000.

J. M. Williams There is the following agreement with J. M. Williams

1) Jayska Consulting Ltd., a United Kingdom company, and Mr. J. M. Williams dated January 1, 2014, in connection with the provision of marketing services by Mr. J. M. Williams of Kidoz Inc. The agreement provides for a consultancy payment of GBP£5,000 per month, payable in arrears. This agreement ended January 31, 2022.

2) LVA Media Inc., an Anguilla company, and Mr. J. M. Williams dated January 1, 2014, for the provision of services of Mr. J. M. Williams as Chief Executive Officer of Kidoz Inc. The agreement provides for a consultancy payment equaling 2.5% of the monthly social bingo business with a minimum of $7,500 and a maximum of $25,000 per month. This agreement ended January 31, 2022.

3) Effective February 1, 2022, J. M. Williams became an employee of the Company’s subsidiary, Shoal Media Canada Inc. and receives an annual salary of $200,250 (CAD$275,000)

E. Ben Tora There is the following agreement with E. Ben Tora

The Company’s subsidiary, Kidoz Ltd., has an employment agreement with Mr. E. Ben Tora. Mr. E. Ben Tora receives an annual salary $165,150 (584,000 New Israeli Shekels (NIS)), and the use of a motor vehicle not to exceed $1,204 (4,260 NIS).

Composition of the Compensation Committee

The present Compensation Committee consists of Mr. M. David, Mr. C. Kalborg, and Ms. F. Curtis. On behalf of the Board of Directors, the Compensation Committee establishes and monitors the Company’s policies for attracting, retaining, developing and motivating senior employees. This includes the review and recommendation to the Board of Directors, for approval, of the remuneration of the Company’s senior executive officers, including the Named Executive Officers, based on the recommendation of the Chief Executive Officer.

A new compensation committee will be elected at the first board meeting subsequent to the Annual General Meeting.

Report on Executive Compensation

The compensation policies are designed to support the Company’s strategic objectives, ensure that incentive programs are designed to motivate senior managers to achieve or exceed corporate objectives and to enhance shareholder value and to ensure that there is reasonable consistency in the application of the compensation policy.

In determining actual compensation levels, the Committee considers the total program, rather than any single element in isolation. Total compensation levels are set to reflect both the marketplace (to ensure competitiveness) and the responsibility of each position (to ensure internal equity).

The Company’s executive compensation program has the following objectives:

●	to attract, retain and motivate qualified executives;
●	to be competitive and is adjusted for realties of the market;
●	to provide incentives to executives to maximize productivity and enhance enterprise value by aligning the interests of the executives with those of the shareholders;
●	to foster teamwork and entrepreneurial spirit;

Compensation of Directors

Directors of the Company who are not full-time employees of the Company are entitled to receive an attendance fee of $500 per meeting plus expenses. In addition, the Chair of the Audit Committee is entitled to an additional fee of $500 per meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 11, 2022, the outstanding Common Stock of the Company owned of record or beneficially by each Named Executive Officer and Director, and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company’s Common Stock and the shareholdings of all Directors and Executive Officers as a group. A person is deemed the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

As of October 11, 2022, there were 131,581,499 shares of the Company’s Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
T. M. Williams (Canada)	17,015,316	(1)	12.29%

J. M. Williams (Canada)	1,408,200	(2)	1.02%

E. Ben Tora (Israel)	5,714,965	(3)	4.13%

F. Curtis (Anguilla)	500,000	(4)	0.36%

C. Kalborg (Sweden)	450,000	(5)	0.32%

M. David (Israel)	1,332,991	(6)	0.96%

H. W. Bromley (Canada)	875,000	(7)	0.63%

T. H. Williams (Canada)	1,076,080	(8)	0.78%

All directors and Named Executive Officers as a group (8 persons)	28,372,552		20.49%

Pendinas Limited (Isle of Man)	27,839,464	(9)	20.10%

Wydler Global Equity Fund (Switzerland)	12,200,000	(10)	8.81%

Ordan Enterprises Ltd. (Israel)	8,670,808	(11)	6.26%

Norma Investment Ltd. (Cypress)	7,700,752	(12)	5.56%

(1)	Includes 16,515,316 shares held directly by Mr. T. M. Williams and 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.40) per share, and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(2)	Includes, 908,200 shares held directly by Mr. J. M. Williams and 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.40) per share, and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(3)	Includes 5,214,965 shares held indirectly by Mr. E. Ben Tora and 350,000 shares of common stock that may be issued upon the exercise of 350,000 stock purchase options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.40) per share, and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(4)	Includes 50,000 shares held directly by Ms. F. Curtis and 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.40) per share, and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.

(5)	Includes 25,000 shares of common stock that may be issued upon the exercise of 25,000 stock purchase options with an exercise price of CAD$0.54 (approximately US$0.42) per share and 275,000 shares of common stock that may be issued upon the exercise of 275,000 stock purchase options with an exercise price of USD$0.50 per share and 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.39) per share and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(6)	Includes 543,379 shares held indirectly by Mr. M. David and 339,612 shares indirectly by a Company owned by Mr. M. David and 300,000 shares of common stock that may be issued upon the exercise of 300,000 stock purchase options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.40) per share, and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(7)	Includes, 375,000 shares held directly by Mr. H. W. Bromley and 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.54 (approximately US$0.43) per share, 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$0.45 (approximately US$0.36) per share, 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.40) per share, and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(8)	Includes, 676,080 shares held directly by Mr. T. H. Williams and 150,000 shares of common stock that may be issued upon the exercise of 150,000 stock purchase options with an exercise price of CAD$0.45 (approximately US$0.33) per share and 200,000 shares of common stock that may be issued upon the exercise of 200,000 stock purchase options with an exercise price of CAD$0.50 (approximately US$0.39) per share and 50,000 shares of common stock that may be issued upon the exercise of 50,000 stock purchase options with an exercise price of CAD$1.02 (approximately US$0.81) per share.
(9)	Includes 27,839,464 shares held directly by Pendinas Ltd., a company wholly owned by Mr. G. R. Williams. Mr. G. R. Williams is not related to Mr. T. M. Williams, Mr. J. M. Williams nor Mr. T. H. Williams.
(10)	Includes 12,200,000 shares held directly by Wydler Global Equity Fund.
(11)	Includes 8,670,807 shares held indirectly by Ordan Enterprises Ltd.
(12)	Includes 7,700,752 shares held directly by Norma Investment Limited.

CHANGES IN CONTROL

There were no changes in control since the last Annual General Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s officers, directors or beneficial owners of more than ten percent of the Common Stock of the Company filed, in a timely basis, the reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Corporate Governance Disclosure Statement

The Company’s Board of Directors has ultimate responsibility to supervise the management of the business and affairs of the Company and its subsidiaries. The Board considers good corporate governance to be central to the effective and efficient operation of the Company and regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard. The Board is satisfied that the Company’s governance plan meets and, in many cases, exceeds legal and stock exchange requirements. The Company is required to disclose certain information relating to its corporate governance practices as set out in Schedule “A”. The Board of Directors has adopted a written mandate to formalize its responsibilities, a copy of which is attached to this circular as Appendix “I”.

Board Committees

We currently have three committees of our Board of Directors.

●	Audit Committee – Committee members –C. Kalborg*, F. Curtis, and M. David.
This committee reviews the financial statements and the financial reporting process of the Company and recommends to the board the approval of the financial statements. This is discussed further in Appendix II.
●	Corporate Governance Committee – Committee members – F. Curtis*, J. Williams and C. Kalborg.
This committee reviews the ethics policy of the Company and ensures compliance. It makes recommendations to the board for improvement in Corporate Governance. In addition, it will be this committee to whom a whistle blower will report.
●	Compensation Committee – Committee members – M. David*, T.M. Williams, C. Kalborg, and F. Curtis.
This committee will propose the appointment and remuneration of the Chief Executive Officer including salary, stock options, and bonuses.

* Indicates the Chairman of the Committee.

The Composition of the Committees will be elected at the first board meeting subsequent to the Annual General Meeting.

Board of Directors Meetings

The Company’s board of directors met five times in person or by telephonic conversation during the last fiscal year. All actions were approved by unanimous consent. The Executive Officers of the Company met on a regular weekly basis throughout the fiscal year.

Report of the Audit Committee

The Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee discussed with the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61. (Communications with Audit Committees)

The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), relating to their independence, and the Audit Committee discussed with the independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the Audit Committee’s discussion with management and the Company’s independent registered public accounting firm and its review of the representation of management and the report of such independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

C. Kalborg, F. Curtis, and M. David, members of the Audit Committee

Involvement in Certain Legal Proceedings

To the best knowledge of the Executive Officers and Directors of the Company, neither the Company nor any of its Executive Officers, Directors or nominees are parties to any legal proceeding or litigation. Further, the Executive Officers and Directors know of no threatened or contemplated legal proceedings or litigation. None of the Executive Officers and Directors has been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Executive Officers and Directors, no investigations of felonies, malfeasance in office or securities investigations are either pending or threatened at the present time.

OTHER MATTERS

Transfer Agent

Computershare Investor Services Ltd. located at 3rd Floor, 510 Burrard Street, Vancouver, BC, V6C 3B9, Canada, is the transfer agent for the shares of Common Stock of the Company.

Voting

A Shareholder may vote their shares via telephone by calling: 1-866-732-VOTE (8683) Toll Free or via the internet at www.investorvote.com. To vote by telephone or internet you will need your control number listed on the proxy card.

Normal Course Issuer Bid

The Company filed a Notice of Intention to Make a Normal Course Issuer Bid (the “Notice of Intention”) with the TSX-V on September 15, 2022. Upon receiving approval from the TSX-V, effective September 16, 2022, the Company commenced a normal course issuer bid (“NCIB”), whereby the Company may purchase for cancellation up to 6,579,074 shares, being 5% of the issued and outstanding Sshareshares as of such date. Any purchases under the NCIB will be made on the open market through the facilities of the TSX-V or alternative Canadian trading systems. Purchases will be made at market prices of the shares at the time of acquisition.

Purchases under the NCIB may commence as of September 16, 2022, and will end on the earlier of: (i) September 14, 2023; or (ii) the date on which the Company has purchased the maximum number of shares to be acquired under the NCIB. The Company may terminate the NCIB earlier if it feels it is appropriate to do so.

The normal course issuer bid will be conducted through Kidoz Inc’s broker Research Capital Corporation. The purchase and payment of the Common Shares will be made in accordance with the requirements of the TSX-V and applicable securities laws. The actual number of Common Shares purchased, timing of purchases and share price will depend upon market conditions at the time and securities law requirements. All Common Shares acquired will be returned to treasury and cancelled.

The purchase of and payment for the shares will be made in accordance with the requirements of the TSX-V and applicable securities laws. The actual number of shares purchased, timing of purchases and share price will depend upon market conditions at the time and securities law requirements. All shares acquired pursuant to the NCIB will be returned to treasury and cancelled.

Upon written request by any stockholder to the Company, Hansa Bank Building, Ground Floor, Landsome Road, The Valley, AI 2640, The Valley, Anguilla, British West Indies, or email henry@kidoz.net, Attention: H. Bromley, CFO, we will furnish, without charge, a copy of the Notice of Intention.

Action on Other Matters

The board of directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Annual Meeting, management will report on the Company’s business and shareholders will have the opportunity to ask questions.

KIDOZ INC.

By Order of the Board of Directors

/s/ “J. M. Williams”
J. M. Williams
Chief Executive Officer

Anguilla, British West Indies
October 11, 2022

SCHEDULE “A”

KIDOZ INC.

Disclosure of Corporate Governance Practices

DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES

1. Board of Directors

Disclose the identity of the directors who are independent.

Of the six proposed members of the Board of Directors, three members are considered by the Board to be independent Directors. In reaching this conclusion, the Board of Directors took the view that C. Kalborg, F. Curtis, and M. David are independent directors.

Disclose the identity of directors who are not independent and describe the basis for that determination.

T. M. Williams, the Chairman of the Company, J. M. Williams, The CEO’s, is a member of management and, accordingly, are not considered to be independent of the Company.

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction of Canada or a foreign jurisdiction, identify both the director and the other issuer.

Mr. J. M. Williams is a Non-Executive Director of Adventurebox Technology AB (publ).

Mr. C. Kalborg is a Non-Executive Director of Fragbite, LL Games and Adventurebox Technology AB (publ).

There is no other director who is a director of any other issuer.

2. Board Mandate

Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board of Directors is responsible for supervising the management of the business and affairs of the Company and to act with a view to the best interests of the Company. The Board of Directors has adopted a written mandate to formalize its oversight responsibilities, a copy of which is attached to this circular as Appendix “I”. The Board of Directors’ mandate is fulfilled in part through its standing Audit Committee, Corporate Governance and Compensation Committee. The Board discharges its responsibilities directly and indirectly through these three standing committees, and acts with a view to the best interests of the Company and its shareholders with the primary objective of creating value for its shareholders commensurate with a recognition of the Company’s obligations to its other stakeholders including its licensors and employees.

At no less than quarterly meetings, the members of the Board (i) review and discuss operational, financial and other reports which they have received in advance of the meeting; (ii) receive reports from the Chief Executive Officer; (iii) discuss issues and developments relating to current Company business; (iv) receive and discuss reports from the committees of the Board; and (v) approve and make such recommendations as are appropriate and required. In addition, at least once a year the Board reviews the annual business plan of the Company.

All major decisions involving material contracts, acquisitions, divestitures, significant capital expenditures, investments and strategic alliances are subject to approval by the Board. As well, any decisions concerning the Company’s capital, the issue, appointments to Board committees and the approval of all continuous and public disclosure documents are made by the Board.

In fulfilling its mandate, the Board of Directors, directly or through one of its committees, is responsible for the following:

●	The adoption of a strategic planning process for the Company;
●	The identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems and management of these risks by undertaking thorough reviews of operations, sales, marketing reports, Audit Committee reports and findings of the Company’s external auditors to identify the principal risks to the Company’s business;
●	Succession planning for the Company including the appointment, training and monitoring of senior management; and
●	The integrity of the Company’s internal control and management information systems.

3. Position Descriptions

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly described how the board delineates the role and responsibilities of each such position.

Pursuant to the Board’s written mandate, the Board is responsible for developing position descriptions for the Chair of the Board and the chair of each Board committee:

●	Chairman of the Board

The Chairman of the Board is responsible for overseeing the performance by the Board of its duties, for communicating periodically with Committee chairs regarding the activities of their respective Committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for overseeing the management of the Company’s business.

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●	Chairman of the Audit Committee

The Chairman of the Audit Committee is responsible for overseeing the performance by the Audit Committee of its duties, for assessing the effectiveness of the Audit Committee and individual committee members and for reporting periodically to the Board.

●	Chairman of the Corporate Governance

The Chairman of the Corporate Governance Committee is responsible for overseeing the performance by the Corporate Governance Committee of its duties, for assessing the effectiveness of the Corporate Governance Committee and individual committee members and for reporting periodically to the Board.

●	Chairman of the Compensation Committee

The Chairman of the Compensation Committee is responsible for overseeing the performance by the Compensation Committee of its duties, for assessing the effectiveness of the Compensation Committee and individual committee members and for reporting periodically to the Board.

Disclose whether or not the board and CEO’s have developed a written position description for the CEO. If the board and CEO’s have not developed such a position description, briefly describe how the board delineates the roles and responsibilities of the CEO’s.

The Company’s Chief Executive Officer is the principal officers of the Company and are charged with the responsibility for managing the strategic and operational agenda of the Company and for the execution of the directives and policies of the Board of Directors. The roles and responsibilities of the Chief Executive Officer include, among other things:

●	developing, together with the Board of Directors, the Company’s strategic direction;
●	directing the overall business operations of the Company;
●	ensuring that the Board of Directors is kept appropriately informed of the overall business operations of the Company and major issues facing the Company;
●	having responsibility for the day-to-day operations of the Company, including the annual planning process, capital management, financial management, acquisitions, divestitures, etc., all of which must be accomplished within the strategic framework of the Company established by the Board of Directors;
●	representing the Company to its major shareholders, including investment and financial communities, governments, customers and the public;
●	bringing the following material decisions to the Board of Directors for their review and approval: (i) disposition of assets other than in the ordinary and normal course of business; (ii) acquisition of assets or the assumption of any commitment, obligation or liability other than in the ordinary and normal course of business; (iii) issuance or sale of securities of the Company; (iv) redemption or repurchase of securities of the Company; (v) declaration or payment of a dividend or other distribution in respect of any securities of the Company; (vi) any transaction, contract, agreement, undertaking or arrangement with a person with whom the Company does not act at arm’s length; and (vii) any other transaction, contract, agreement, undertaking, commitment or arrangement, not in the ordinary and normal course of business which is or would be material in relation to the Company; and
●	presenting to the Board of Directors any material business issues resulting from communications with shareholders.

4. Orientation and Continuing Education

Briefly describe what measures the board takes to orient new directors regarding

i.	The role of the board, its committees and its directors; and
ii.	The nature and operation of the issuer’s business.

No formal orientation program has been developed by the Board. However, new directors have the opportunity to meet with and participate in work sessions with senior management to obtain insight into the operations of the Company. It is expected that new directors will generally have been executives with extensive business or other senior level experience and have directorship responsibilities on other public and private company boards and institutions. Orientation for these individuals is provided through a review of past Board of Director materials and other private and public documents concerning the Company. Given the level of experience of those joining the Board and the relatively short history of the Company, a formal orientation and education program has not been viewed as necessary.

Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company has no formal policy of providing professional development courses to Board members, though educational sessions are occasionally presented to the Board by the Company’s outside advisors. Board members are experienced business people with in-depth knowledge of the industry in which the Company operates. The Company will engage consultants on an as-needed basis to make presentations to the Board on matters relevant to the Company.

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5. Ethical Business Conduct

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code disclose how a person or company may obtain a copy of the code;

On December 21, 2006, the Board adopted a new Code of Business Conduct and Ethics (the “Code”), which applies to the Company’s directors, officers and employees. The Code was adopted to further strengthen the Company’s internal compliance program. The Code addresses among other things, honesty and integrity, fair dealing, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and administration of the code. The code is available at the Company’s website at https://investor.kidoz.net in the Corporate section under Corporate Governance. A copy of our Code of Ethics is available upon request at no charge to any shareholder.

Describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;

The Board is ultimately responsible for the implementation and administration of the Code of Business Conduct and Ethics and, given the nature and size of the Company, the Board is of the view that it can effectively monitor the day-to-day implementation and administration of the Code.

Provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

There are no such reports.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.

A director or officer of the Company must declare the nature of any interest that he or she has in a material contract, whether made or proposed, with the Company. Following such a declaration, Board members will abstain from voting on any resolution in which they may have a potential conflict of interest.

Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board monitors management on a regular basis. The Company is dedicated to the maintenance of good corporate governance and ethical business conduct. In particular, the Board takes special efforts, and engages outside counsel where necessary, to ensure that all legal and stock exchange requirements are addressed in a timely and effective manner. The Board is responsible for ensuring the independent functioning of the Board and ensuring the integrity of the Company’s internal control and management function.

6. Compensation

Describe the process by which the board determines the compensation for the issuer’s directors and officers.

The Compensation Committee recommends compensation policies to the Board and sets the compensation of the Chief Executive Officer of the Company. The Committee’s guiding philosophy is to establish executive compensation based on corporate performance.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The mandate of the Compensation Committee is to establish and monitor the Company’s policies for attracting, retaining, developing and motivating senior employees. The compensation policies are designed to support the Company’s strategic objectives, ensure that incentive programs are designed to motivate senior managers to achieve or exceed corporate objectives and to enhance shareholder value and to ensure that there is reasonable consistency in the application of the compensation policies. The Company’s responsibilities include reviewing annually the performance of the Chief Executive Officer (or more frequently if deemed necessary by the Compensation Committee), setting the Chief Executive Officer’s compensation and, in consultation with the Chief Executive Officer, establishing his personal objectives, reviewing the performance and approving the compensation of executive officers of the Company on the recommendation of the Chief Executive Officer, establishing incentive compensation programs and monitoring their effectiveness and developing and documenting the compensation policy and philosophy of the Company for approval by the Board of Directors.

If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the Issuer, state that fact and briefly describe the nature of the work.

Not Applicable.

Other Board Committees

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board’s three standing committees are the Audit Committee, the Corporate Governance Committee, and the Compensation Committee. The Audit Committee has a written mandate, a copy of which is attached hereto as Appendix II.

7. Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe dhow the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Board of Directors as a whole annually reviews and assesses its effectiveness and the effectiveness of the Board committees.

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APPENDIX “I”

KIDOZ INC.

Mandate of the Board of Directors

Introduction

The term “Company” herein shall refer to Kidoz Inc. And the term “Board” shall refer to the board of directors of the Company. The Board is elected by the shareholders and is responsible for the stewardship of the business and affairs of the Company. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the foregoing enhances and preserve the underlying value of the Company.

Although directors may be elected by the shareholders to bring special expertise or a point of view to Board deliberations, they are not chosen to represent a particular constituency. The best interests of the Company as a whole must be paramount at all times.

Duties of Directors

The Board discharges its responsibility for overseeing the management of the Company’s business and delegates responsibility to the Company’s senior officers for day-to-day management of the Company. The Board discharges its responsibilities, including those listed below, either directly or through one of its committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature. In addition to the Board’s primary roles of overseeing corporate performance and providing quality, depth and continuity of management to meet the Company’s strategic objectives, principal duties include, but are not limited to, the following categories:

Appointment of Management

1. The Board has the responsibility for approving the appointment of Chief Executive Officer (“CEO”) and all other senior management, and approving their compensation, following a review of the recommendations of the Corporate Governance Committee and the Compensation Committee. To the extent feasible, the Board shall satisfy itself as to the integrity of the executive officers and that the executive officers create a culture of integrity throughout the Company.

2. The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits and material transactions outside the ordinary course of business are reviewed by and subject to the prior approval of the Board.

3. The Board oversees that succession planning programs are in place, including programs to appoint, train, develop and monitor management.

Board Organization

4. The Board will respond to recommendations received from the Audit Committee, the Corporate Governance Committee and the Compensation Committee, but retains the responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chair of the Board, candidates nominated for election to the Board, committee and committee chair appointments, committee charters and director compensation.

5. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

Strategic Planning

6. The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the business and its objectives and goals.

7. The Board is responsible for adopting a strategic planning process and approving and reviewing, on at least an annual basis, the business, financial and strategic plans by which it is proposed that the Company may reach those goals, and such strategic plans will take into account, among other things, the opportunities and risk of the business.

8. The Board has the responsibility to provide input to management on emerging trends and issues and on strategic plans, objectives and goals that management develops.

Monitoring of Financial Performance and Other Financial Reporting Matters

9. The Board is responsible for enhancing congruence between shareholder expectations, corporate plans and management performance.

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10. The Board is responsible for:

(a) adopting processes for monitoring the Company’s progress toward its strategic and operational goals, and to revise and alter its direction to management in light of changing circumstances affecting the Company; and

(b) taking action when Company performance falls short of its goals or other special circumstances warrant.

11. The Board shall be responsible for approving the audited financial statements, interim financial statements and the notes and Management’s Discussion and Analysis accompanying such financial statements.

12. The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Company’s governing statute, including the payment of dividends, issuance, purchase and redemptions of securities, acquisitions and dispositions of material capital assets and material capital expenditures.

Risk Management

13. The Board has responsibility for the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Company and achieving a proper balance between the risks incurred and the potential return to the Company’s shareholders.

14. The Board is responsible for the Company’s internal control and management information systems.

Policies and Procedures

15. The Board is responsible for:

(a) developing the Company’s approach to corporate governance, including developing a set of corporate governance guidelines for the Company and approving and monitoring compliance with all significant policies and procedures related to corporate governance; and

(b) approving policies and procedures designed to ensure that the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards.

16. The Board enforces its policy respecting confidential treatment of the Company’s proprietary information and Board deliberations.

Communications and Reporting

17. The Board is responsible for:

(a) overseeing the accurate reporting of the financial performance of the Company to shareholders, other security holders and regulators on a timely and regular basis;

(b) overseeing that the financial results are reported fairly and in accordance with generally accepted accounting standards and related legal disclosure requirements;

(c) taking steps to enhance the timely disclosure of any other developments that have a significant and material impact on the Company;

(d) reporting annually to shareholders on its stewardship for the preceding year; and

(e) overseeing the Company’s implementation of systems which accommodate feedback from stakeholders.

Position Descriptions

18. The Board is responsible for:

(a) developing position descriptions for the Chair of the Board, the chair of each Board committee and the CEO’s (which will include delineating management’s responsibilities);

(b) approving the corporate goals and objectives that the CEO’s is responsible for meeting; and

(c) developing a description of the expectations and responsibilities of directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials.

Orientation and Continuing Education

19. The Board is responsible for:

(a) ensuring that all new directors receive a comprehensive orientation, that they fully understand the role of the Board and its committees, as well as the contribution individual directors are expected to make (including the commitment of time and resources that the Company expects from its directors) and that they understand the nature and operation of the Company’s business; and

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(b) providing continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure that their knowledge and understanding of the Company’s business remains current.

Nomination of Directors

20. In connection with the nomination or appointment of individuals as directors, the Board is responsible for:

(a) considering what competencies and skills the Board, as a whole, should possess;

(b) assessing what competencies and skills each existing director possesses; and

(c) considering the appropriate size of the Board, with a view to facilitating effective decision making.

In carrying out each of these responsibilities, the Board will consider the advice and input of the Corporate Governance Committee.

Board Evaluation

21. The Board is responsible for ensuring that the Board, its committees and each individual director are regularly assessed regarding his, her or its effectiveness and contribution. An assessment will consider, in the case of the Board or a Board committee, its mandate or charter and in the case of an individual director, any applicable position description, as well as the competencies and skills each individual director is expected to bring to the Board.

Annual Review

The Chairman of the Board together with the lead director, if any, shall be responsible for overseeing the performance by the Board of its duties, for communicating periodically with the Committee chairs regarding the activities of their respective Committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for overseeing the management of the Company’s business.

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APPENDIX “II”

KIDOZ INC.

Mandate of the Audit Committee

1. General

The board of directors (the “Board”) of Kidoz Inc. (the “Company”) has delegated the responsibilities, authorities and duties described below to the audit committee (the “Audit Committee”). For the purpose of these terms of reference, the term “Company” shall include the Company and its subsidiaries.

The Audit Committee shall be directly responsible for overseeing the accounting and financial reporting processes of the Company, the fraud programs and controls, and audits of the financial statements of the Company. The Audit Committee shall also be directly responsible for the appointment, compensation, and oversight of the work of any registered external auditor employed by the Company (including resolution of disagreements between management of the Company and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In so doing, the Audit Committee will comply with all applicable Securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.

2. Members

The Audit Committee shall be composed of a minimum of three members. Members of the Audit Committee shall be appointed by the Board. Each member shall serve until such member’s successor is appointed, unless that member resigns or is removed by the Board or otherwise ceases to be a director of the Company. The Board shall fill any vacancy if the membership of the Committee is less than three directors. The Chair of the Committee may be designated by the Board or, if it does not do so, the members of the Committee may elect a Chair by vote of a majority of the full Committee membership.

All members of the Audit Committee must satisfy the independence, financial literacy and experience requirements of applicable Securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules. In particular:

(a) each member shall be “independent” and “financially literate” or “financially sophisticated”.

(b) at least one member must be an “audit committee financial expert” within the meaning of that term under the United States Securities Exchange Act of 1934, as amended, and the rules adopted by the United States Securities and Exchange Commission thereunder.

3. Meetings

The Audit Committee shall meet at least quarterly at such times and at such locations as the Chair of the Audit Committee shall determine, provided that meetings shall be scheduled so as to permit the timely review of the Company’s quarterly and annual financial statements and related management discussion and analysis. The external auditor or any two members of the Audit Committee may also request a meeting of the Audit Committee.

The Chair of the Audit Committee shall hold in camera sessions of the Audit Committee, without management present, at every meeting.

The Audit Committee shall submit the minutes of all meetings to the Board, and when requested to, shall discuss the matters discussed at each Audit Committee meeting with the Board.

4. Committee Charter

The Audit Committee shall have a written charter that sets out its mandate and responsibilities and the Audit Committee shall review and reassess the adequacy of such charter at least annually or otherwise, as it deems appropriate, and propose recommended changes to the Board.

5. Duties of the Audit Committee:

The Audit Committee shall have the following duties:

Financial Information and Reporting

1. The Audit Committee shall review with management and the external auditor, and recommend to the Board for approval, the annual and interim financial statements of the Company and related financial reporting, including management’s discussion and analysis and earnings press releases.

2. The Audit Committee shall review with management and the external auditor, and recommend to the Board for approval, any financial statements of the Company which have not previously been approved by the Board and which are to be included in a prospectus or other public disclosure document of the Company.

3. The Audit Committee shall consider and be satisfied that adequate policies and procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements (other than disclosure referred to in clause (a)(i) above), and periodically assess the adequacy of such procedures.

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Internal Controls

4. The Audit Committee shall review, as appropriate, the Company’s internal system of audit controls and the results of internal audits.

5. The Audit Committee shall establish procedures for the receipt, retention and treatment of any complaint regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

6. The Audit Committee shall oversee the assessment of fraud risk performed by management.

External Auditors

7. The Audit Committee shall be directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.

8. The external auditor shall report directly to the Audit Committee and the Audit Committee should have a clear understanding with the external auditor that such external auditor must maintain an open and transparent relationship with the Audit Committee, and that the ultimate accountability of the external auditor is to the shareholders of the Company.

9. The Audit Committee shall recommend to the Board the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; and the compensation of the external auditor.

10. The Audit Committee will ensure the rotation of partners on the audit engagement team of the external auditor in accordance with applicable law.

11. The Audit Committee shall meet with the external auditor, as the Audit Committee may deem appropriate, to consider any matter which the Audit Committee or external auditor believes should be brought to the attention of the Board or the shareholders of the Company.

12. The Audit Committee shall meet with the external auditor, as the Audit Committee may deem appropriate to review and discuss a report from the external auditor at least quarterly regarding:

(a) All critical accounting policies and practices to be used

(b) The potential for fraud

(c) All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor, and

(d) Other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences.

Pre-Approval of Non-Audit Services

13. The Audit Committee shall pre-approve all non-audit services to be provided to the Company or its subsidiary entities by the Company’s external auditor.

Complaints procedure

14. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15. The Audit Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company.

Reporting

16. The Audit Committee shall report regularly to the Board about any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the external auditor, or the internal audit function.

6. Authority to engage independent counsel and advisors

The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties, to set and pay the compensation for any advisors employed by the audit committee, and to communicate directly with the internal and external auditors.

The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of compensation (a) to the external auditors employed by the issuer for the purpose of rendering or issuing an audit report, and (b) to any advisers employed by the Audit Committee.

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SCHEDULE B

KIDOZ INC.

Hansa Bank Building, Ground Floor

Landsome Road, The Valley

AI 2640, Anguilla, BWI

Telephone 264 461-2646

Fax: 1 264-498-3805

2015
Stock Option Plan

Schedule B - Page 1

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

“Administrator” means such director or other senior officer, or employee of the Company as may be designated as Administrator by the Board from time to time;

“Award Date” means the date on which the Board grants and announces a particular Option;

“Board” means the Board of Directors of the Company;

“Company” means Kidoz Inc. and any subsidiary thereof, (within the meaning of the Securities Act), as the context may apply;

“Consultant” means an individual (or a company wholly owned by the individual) who (i) provides ongoing consulting, technical, management or other services to the Company (excluding services provided in relation to a distribution of the Company’s securities); (ii) possesses technical, business or management expertise of value to the Company; (iii) provides the services under a written contract with the Company; (iv) spends a significant amount of time and attention to the business and affairs of the Company; and (v) has a relationship with the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

“Director” means a director, senior officer and Management Company Employee of the Company;

“Employee” means (i) an individual considered an employee under the Income Tax Act, Canada (i.e. for whom income tax and other deductions are made by the Company); (ii) an individual who works full-time for the Company providing services normally provided by an employee of the Company but for whom income tax and other deductions are not made by the Company; and (iii) an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week, but for whom income tax and other deductions are not made by the Company;

“Exchange” means the TSX Venture Exchange;

“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

“Exercise Period” means the period during which a particular Option may be exercised, being the period from and including the Award Date through to and including the Expiry Date;

“Exercise Price” means the price at which an Option may be exercised as determined in accordance with section 3.6;

“Expiry Date” means the date determined in accordance with section 3.3 and after which a particular Option cannot be exercised;

“Insider” means a Director, a director or senior officer of a company that is an Insider or subsidiary of the Company, or a person that beneficially owns or controls, directly or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company;

“Investor Relations Activities” has the meaning ascribed thereto in the Exchange’s corporate finance manual;

“Management Company Employee” means an individual employed by a company providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person engaged in Investor Relations Activities;

“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

Schedule B - Page 2

“Option Holder” means a current or former Director, Employee or Consultant who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

“Personal Representative” means (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

“Plan” means the Company’s stock option plan as embodied herein and as from time to time amended;

“Securities Act” means the Securities Act (British Columbia); and

“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2 CHOICE OF LAW

The Plan is established under, and the provisions of the Plan shall be interpreted and construed solely in accordance with, the laws of the Province of British Columbia.

1.3 HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE II

PURPOSE AND PARTICIPATION

2.1 PURPOSE

The purpose of the Plan is to provide the Company with a Share-related mechanism to attract, retain and motivate Directors, Employees and Consultants, to reward such of those persons by the grant of options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such persons to acquire Shares as long term investments.

2.2 PARTICIPATION

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to section 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a) the person’s remuneration as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b) the length of time that the person has provided services to the Company; and

(c) the nature and quality of work performed by the person.

2.3 NOTIFICATION OF AWARD

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4 COPY OF PLAN

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of this Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

Schedule B - Page 3

2.5 LIMITATION

This Plan does not give any Option Holder who is a Director the right to serve or continue to serve as a Director, nor does it give any Option Holder who is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE III

TERMS AND CONDITIONS OF OPTIONS

3.1 BOARD TO ALLOT SHARES

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2 NUMBER OF SHARES

The maximum number of Shares issuable under the Plan shall not exceed 10% of the number of Shares of the Company issued and outstanding as of each Award Date, inclusive of all Shares presently reserved for issuance pursuant to previously granted stock options, unless shareholder approval is obtained in advance in accordance with section 6.5 hereof.

Options that have been cancelled or that have expired without being exercised in full shall continue to be issuable under the Plan. Subject to the provisions of section 6.5, Options that have been exercised will reduce the total number of Options available to be granted hereunder.

3.3 TERM OF OPTION

Subject to section 3.5, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the tenth anniversary of the Award Date of the Option, or such other maximum amount of time as may be allowable under the policies of the Exchange.

3.4 LIMITATIONS AND REQUIREMENTS

The total number of Options awarded to any one individual in any twelve-month period shall not exceed 5% of the issued and outstanding Shares of the Company at the Award Date (unless the Company has obtained disinterested shareholder approval).

The total number of Options awarded to any one Consultant for the Company shall not exceed 2% of the issued and outstanding Shares of the Company at the Award Date without consent being obtained from the Exchange.

The total number of Options awarded to all persons employed by the Company who perform Investor Relations Activities for the Company shall not exceed 2% of the issued and outstanding Shares of the Company, in any twelve-month period, calculated at the Award Date without consent being obtained from the Exchange.

The Company shall issue a press release at the time of grant for all Options issued to Insiders of the Company and investor relations service providers.

All Options granted to Insiders of the Company or granted at any discount to the market price of the Company’s shares will be subject to a four month hold period which commences on the date that the Options are granted.

3.5 TERMINATION OF OPTION

An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix limits, vesting requirements or restrictions in respect of which an Option Holder may exercise part of any Option held by him. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. (Vancouver time) on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board on the Award Date referred to in section 3.3 above, and the date established, if applicable, in subsections (a) to (c) below.

Schedule B - Page 4

(a)	Death

In the event that the Option Holder should die while he or she is still (i) a Director or Employee, (other than an Employee performing Investor Relations Activities) the Expiry Date shall be 12 months from the date of death of the Option Holder; or (ii) a Consultant, or an Employee performing Investor Relations Activities, the Expiry Date shall be one month from the date of death of the Option Holder.

(b)	Ceasing to Hold Office

Unless otherwise determined by the Board of Directors in writing, in the event that the Option Holder holds his or her Option as Director and such Option Holder ceases to be a Director of the Company other than by reason of death, the Expiry Date of the Option shall be the 90th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder continues to be engaged by the Company as an Employee or Consultant, in which case the Expiry Date shall remain unchanged. However, if the Option Holder ceases to be a Director of the Company as a result of:

(i)	ceasing to meet the qualifications set forth in s.114 of the Business Corporations Act (British Columbia) or section 40 of the International Business Companies Act of Anguilla; or

(ii)	a special resolution having been passed by the members of the Company pursuant to the Company’s bylaws,

then the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)	Ceasing to be Employed

Unless otherwise determined by the Board of Directors in writing, in the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company (other than an Employee or Consultant performing Investor Relations Activities) and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be such as a result of:

(i)	termination for cause; or

(ii)	an order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

(d)	Ceasing to Perform Investor Relations Activities

Notwithstanding the paragraph (c) immediately above, and unless otherwise determined by the Board of Directors in writing, in the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company who provides Investor Relations Activities on behalf of the Company, and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.6 EXERCISE PRICE

The Exercise Price shall be that price per Share, as determined by the Board in its sole discretion, and announced as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, provided that it shall not be less than the closing price of the Company’s Shares traded through the facilities of the Exchange (or, if the Shares are no longer listed for trading on the Exchange, then such other exchange or quotation system on which the Shares are listed or quoted for trading) on the day preceding the Award Date, less any discount permitted by the Exchange, or such other price as may be required or permitted by the Exchange.

Schedule B - Page 5

3.7 ASSIGNMENT OF OPTIONS

Options may not be assigned or transferred, and all Option Certificates will be so legended, provided however that the Personal Representatives of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period.

3.8 PAYROLL WITHHOLDING

If the Company is required under the Income Tax Act (Canada) or any other applicable law to make source deductions in respect of employee stock option benefits and to remit to the applicable governmental authority an amount on account of tax on the value of the taxable benefit associated with the issuance of Common Shares on exercise of Options, then the Option Holder shall:

(a)	pay to the Company, in addition to the exercise price for the Options, sufficient cash as is reasonably determined by the Company to be the amount necessary to permit the required tax remittance;

(b)	authorize the Company, on behalf of the Option Holder, to sell in the market on such terms and at such time or times as the Company determines a portion of the Common Shares being issued upon exercise of the Options to realize cash proceeds to be used to satisfy the required tax remittance; or

(c)	make other arrangements acceptable to the Company to fund the required tax remittance.

3.9 ADJUSTMENTS

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), the Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Options unless such amount of Shares represents the balance left to be exercised under the Options.

3.10 EXERCISE RESTRICTIONS

The Board may, at the time an Option is awarded or upon renegotiation of the same, attach restrictions relating to the exercise of the Option, including vesting provisions. Any such restrictions shall be recorded on the applicable Option Certificate.

Notwithstanding the above, Options issued to Consultants performing Investor Relations Activities must vest in stages over at least twelve months with not more than one-quarter of the Options vesting in any three-month period.

3.11 REPRESENTATIONS

For Options granted to Employees, Consultants or Management Company Employees, both the Company and the Option Holder will represent that the Option Holder is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

ARTICLE IV

EXERCISE OF OPTION

4.1 EXERCISE OF OPTION

An Option may be exercised only by the Option Holder or his Personal Representative. An Option Holder or his Personal Representative may exercise an Option in whole or in part, subject to any applicable exercise restrictions, at any time or from time to time during the Exercise Period up to 5:00 p.m. (Vancouver time) on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

Schedule B - Page 6

4.2 ISSUE OF SHARE CERTIFICATES

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of the Shares available under the Option.

4.3 CONDITION OF ISSUE

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully cooperate with the Company in complying with such laws, rules and regulations.

4.4 MONITORING OF TRADES

An Option Holder who performs Investor Relations Activities shall provide written notice to the Board of each of his trades of securities of the Company, within five business days of each trade.

ARTICLE V

ADMINISTRATION

5.1 ADMINISTRATION

The Plan shall be administered by the Board, or an Administrator on the instructions of the Board or such committee of the Board formed in respect of matters relating to the Plan. The Board or such committee may make, amend and repeal at any time and from time to time such regulations not inconsistent with this Plan as it may deem necessary or advisable for the proper administration and operation of this Plan and such regulations shall form part of this Plan. The Board may delegate to the Administrator or any Director, Employee or officer of the Company such administrative duties and powers as it may see fit.

5.2 INTERPRETATION

The interpretation by the Board or its authorized committee of any of the provisions of this Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by the Board hereunder shall be liable for any action or determination in connection with this Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE VI

APPROVALS, AMENDMENTS AND TERMINATION

6.1 APPROVALS REQUIRED FOR PLAN

Prior to its implementation by the Company, this Plan is subject to the receipt of approval by the shareholders of the Company at a general meeting and approval of the Exchange.

6.2 PROSPECTIVE AMENDMENT

Subject to applicable regulatory approval, the Board may from time to time amend this Plan and the terms and conditions of any Option thereafter to be awarded and, without limiting the generality of the foregoing, may make such amendments for the purpose of meeting any changes in any relevant law, Exchange policy, rule or regulation applicable to this Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, rules and regulations, provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

Schedule B - Page 7

6.3 RETROACTIVE AMENDMENT

Subject to applicable regulatory approval, the Board may from time to time retroactively amend this Plan and may also, with the consent of the affected Option Holders, retroactively amend the terms and conditions of any Options which have been previously awarded.

6.4  EXCHANGE APPROVAL

With the consent of affected Option Holders, the Board may amend the terms of any outstanding Option so as to reduce the number of optioned Shares, increase the Exercise Price, or cancel an Option without Exchange approval. Any other amendment will be subject to receiving prior Exchange approval.

6.5  SHAREHOLDER APPROVAL

This Plan must be approved by the Company’s shareholders annually, at a duly called meeting of the shareholders. Disinterested shareholder approval (as defined in Exchange policy) will be required for: (i) any reduction in the exercise price of Options granted to Insiders, if the Option Holder is an Insider of the Company at the time of the proposed amendment; and (ii) the situations where the Plan, together with all other outstanding options, could result at any time in:

(a)	the number of shares reserved for issuance under stock options granted to Insiders exceeding 10% of the Company’s issued Shares;

(b)	the grant to Insiders, within a 12-month period, of a number of options exceeding 10% of the Company’s issued Shares;

(c)	the issuance to any one Option Holder, within a 12-month period, of a number of Shares exceeding 5% of the Company’s Shares, or

(d)	such other maximum amounts as may allowable under the policies of the Exchange.

6.6 TERMINATION

The Board may terminate this Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Company, such Options and such Option Holders shall continue to be governed by the provisions of this Plan.

6.7 AGREEMENT

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of this Plan.

Schedule B - Page 8

APPENDIX - ISRAELI TAXPAYERS

to

KIDOZ INC. STOCK OPTION PLAN (2015)

1. SPECIAL PROVISIONS FOR ISRAELI TAXPAYERS

1.1 From and after the earliest date (the “Effective Date”) on which all corporate action required to be taken on the part of the Company to authorize and approve the inclusion of the provisions herein set out (this “Appendix”) in the Kidoz Inc. Stock Option Plan (2015) (the “Plan”), and to amend the Plan accordingly, has been taken, this Appendix shall be included in and shall form part of the Plan.

1.2 The provisions of this Appendix apply only to persons who are deemed to be residents of the State of Israel for tax purposes or who are otherwise subject to taxation in Israel with respect to Options granted pursuant to the Plan and/or Shares acquired upon exercise of such Options.

1.3 The purpose of this Appendix is to establish certain rules and limitations applicable to Options that may be granted under the Plan from time to time in compliance with the securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan. This Appendix is applicable only to grants made after the Effective Date. This Appendix complies with and is subject to the ITO and Section 102.

1.4 The Plan and this Appendix shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the provisions of the Plan, the provisions of this Appendix shall govern.

2. DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan; in particular, the terms “Options” and “Shares” shall have the meanings there assigned to them. The following additional definitions will apply to grants made pursuant to this Appendix:

“3(i) Option” means an Option which is subject to taxation pursuant to Section 3(i) of the ITO which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which income resulting from the sale of Shares acquired upon exercise of Options is taxed as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares acquired upon exercise of Options is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Option granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the applicable Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate” means an “employing company” as defined in Section 102(a) of the ITO.

Schedule B - Page 9

“Controlling Shareholder” of a company, as defined under Section 32(9) of the ITO, means a person who, prior to the grant of or as a result of the exercise of any option granted to that person to acquire shares of the company holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO): (i) 10% of the outstanding shares of the company, (ii) 10% of the voting power of the company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power of the company, (iv) the right to obtain 10% of the “profit” of the company (as defined in the ITO), or (v) the right to appoint a director of the company.

“Election” means the Company’s choice of the type (as between capital gains track or ordinary income track) of 102 Trustee Grants it will make under the Plan, as filed with the ITA.

“Eligible 102 Participant” means a person who is employed by the Company or an Affiliate of the Company, including an individual who is serving as a director or an office holder, who is not a Controlling Shareholder of the Company.

“Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authorities.

“ITO” means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means an Option granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Option Certificate” means, with respect to an Option granted pursuant to the Plan and this Appendix, the certificate evidencing such Option, substantially in the form set out as Schedule “A” to the Plan but modified to include the information required to be included pursuant to Section 3.4 of this Appendix and confirmation thereof by the signature of the Participant to whom the Option was granted.

“Participant” means the recipient of an Option granted pursuant to the Plan and this Appendix who has executed the Option Certificate evidencing such Option.

“Required Holding Period” means, with respect a 102 Trustee Grant, the requisite period prescribed by the ITO and the Rules or such other period as may be required by the ITA during which the subject Option and any Shares acquired upon exercise thereof must be held by the Trustee for the benefit of the Eligible 102 Participant to whom it was granted.

“Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003 promulgated under the ITO.

“Section 102” means the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

“Trustee” means a person or entity designated by the Board of Directors to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

Schedule B - Page 10

3. TYPES OF OPTION GRANTS AND SECTION 102 ELECTION

3.1 Options granted under the Plan and this Appendix pursuant to Section 102 shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Election of the Company regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2 Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under the Plan and this Appendix. Participants who are not Eligible 102 Participants may only be granted 3(i) Options under the Plan and this Appendix.

3.3 No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after the requisite filings required by the ITO and the Rules have been made with the ITA.

3.4 The Option Certificate evidencing an Option granted pursuant to the Plan and this Appendix shall indicate whether the Option is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Grant; and, if the Option is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4. TERMS AND CONDITIONS OF 102 TRUSTEE GRANTS

4.1 Each 102 Trustee Grant will be deemed to have been made on the date stated in a written notice by the Company, provided that on or before such date: (i) the Company has provided such notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 4.

4.2 Each Option that is a 102 Trustee Grant made to an Eligible 102 Participant and each certificate for Shares acquired upon the exercise of such Option shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Eligible 102 Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such Option and any Shares so acquired, provided that: (i) the Trustee has received an acknowledgment from the ITA that the Eligible 102 Participant has paid any and all applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its applicable Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any Option that is a 102 Trustee Grant or any Shares acquired upon exercise of such an Option prior to the full payment of the tax liabilities of the applicable Eligible 102 Participant.

4.3 Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the Option granted and shall prevail over any term contained in the Plan, this Appendix or any agreement that is not consistent therewith. Any provision of the ITO and any approvals by the ITA not expressly specified in this Plan, this Appendix or the applicable Option Certificate which are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the trust agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provisions of any applicable law, and, particularly, of Section 102.

Schedule B - Page 11

4.4 During the Required Holding Period for each 102 Trustee Grant, the Eligible 102 Participant shall not require the Trustee to release or sell the subject Option or any Shares acquired upon exercise thereof or any other securities received upon realization of rights attaching to such Option or Shares (including share dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer Shares acquired upon exercise of an Option that is a 102 Trustee Grant to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the subject Shares have been withheld for remittance to the ITA and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the corporate documents of the Company, the Plan, any applicable agreement and any applicable law. To avoid doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.

4.5 In the event a share dividend is declared on Shares acquired upon exercise of an Option that is a 102 Trustee Grant, such dividend shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares shall be measured from the commencement of the Required Holding Period for the Option that was exercised to acquire the Shares in respect of which the dividend was declared. In the event a cash dividend is paid on such Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant, after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.

4.6 If an Option that is a 102 Trustee Grant is exercised during the Required Holding Period therefor, the Shares issued upon exercise thereof shall be issued in the name of the applicable Trustee for the benefit of the Eligible 102 Participant. If such an Option is exercised after the Required Holding Period therefor has ended, the Shares issued upon exercise thereof shall, at the election of the Eligible 102 Participant, either: (i) be issued in the name of the applicable Trustee, or (ii) be issued to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan.

4.7 For as long as Shares are registered in the name of a Trustee for the benefit of a Participant, the Trustee shall provide to the Participant prompt written notice of all shareholder meetings or other communications to shareholders of the Company received by the Trustee, and if so requested in writing by the Participant, the Trustee shall execute a proxy in a form acceptable to the Company to enable the Participant to vote such Shares.

5. ASSIGNABILITY

As long as Options or Shares are held by a Trustee on behalf of an Eligible 102 Participant, all rights of the Eligible 102 Participant over such securities are personal and cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

6. TAX CONSEQUENCES

6.1 Any tax consequences arising from the grant, sale or exercise of any Option, from the payment for Shares covered thereby, or from any other event or act (of the Company and/or its applicable Affiliate and/or the applicable Trustee and/or the applicable Participant), hereunder shall be borne solely by the applicable Participant. The Company and/or its applicable Affiliate and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the applicable Participant shall agree to indemnify the Company and/or its applicable Affiliate and/or the applicable Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the applicable Participant. The Company and/or its applicable Affiliate(s) and/or the applicable Trustee(s) may make such provisions and take such steps as it or they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Options granted under the Plan and the exercise thereof, including, but not limited, to: (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law, and/or (ii) requiring the Participant to pay to the Company or its applicable Affiliate the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Options or Shares held by on behalf of the applicable Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the applicable Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

6.2 With respect to Non-Trustee Grants, if the applicable Participant ceases to be employed by the Company or an Affiliate of the Company, the applicable Participant shall provide to the Company and/or its applicable Affiliate(s) a security or guarantee for the payment of tax due at the time of sale of Shares acquired upon exercise of the applicable Option to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

7. GOVERNING LAW AND JURISDICTION

Notwithstanding any other provision of the Plan, with respect to Participants subject to this Appendix, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel applicable to contracts made and to be performed therein.

END OF DOCUMENT

Schedule B - Page 12

Schedule A

KIDOZ INC.

STOCK OPTION PLAN

Option Certificate

This certificate is issued pursuant to the provisions of the Kidoz Inc. (the “Company”) Stock Option Plan (the “Plan”) and evidences that (Name of Optionee) ____________________________________ ____________________ is the holder of an option (the “Option”) to purchase up to _________________ (Number of Shares) common shares (the “Shares”) in the capital stock of the Company at a purchase price of $_________ per Share. Subject to the provisions of the Plan:

(a) the Award Date of this Option is ______________________________ (insert date of grant); and

(b) the Expiry Date of this Option is ______________________________ (insert date of expiry).

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 p.m. (Vancouver time) on the Expiry Date, by delivering to the Company an Exercise Notice, in the form provided in the Plan, together with this certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

IMPORTANT INFORMATION REGARDING

INCOME TAX WITHHOLDING REQUIREMENTS

The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Optioned Shares for which the Option shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

This certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail. Resale of the Shares acquired upon exercise of the Options is restricted until ____________________, 20___.

By countersigning this Option Certificate:

(a)	the Option Holder acknowledges that the Option Holder has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Certificate;

(b)	The undersigned hereby consents to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6A of the policies of the Exchange attached hereto) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in the attached Appendix 6A or as otherwise identified by the Exchange, from time to time.

IN WITNESS WHEREOF the parties hereto have executed this Option Certificate as of the _____ day of ______________, 20____.

♦

Per:
«Name», Option Holder	Authorized Signatory

Schedule B

EXERCISE NOTICE

To:	The Administrator, Stock Option Plan
Kidoz Inc. (the “Company”)

The undersigned hereby irrevocably gives notice, pursuant to the Company’s Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	________________________ of the Shares, which are the subject of the Option Certificate attached hereto.

Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise:	_________________ Shares

(ii)	multiplied by the Exercise Price per Share:	$___________

TOTAL EXERCISE PRICE, enclosed herewith:		$___________

The undersigned tenders herewith a certified cheque or bank draft in an amount equal to the total Exercise Price of the aforesaid Shares, as calculated above, and directs the Company to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

_____________________________________________

_____________________________________________

_____________________________________________

DATED the ______ day of _____________________, 20___.

Signature of Option Holder

Name of Option Holder (please print)